As filed with the Securities and Exchange Commission on April 27, 2005
                                          Securities Act File No. 333-_______
                                    U.S. SEC
                             Washington, D.C. 20549

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        [ ] Pre-Effective Amendment No.
                        [ ] Post-Effective Amendment No.
                        (Check appropriate box or boxes)

                       GABELLI EQUITY SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

                        Telephone Number: (800) 422-3554
                        (Area Code and Telephone Number)

                                Bruce N. Alpert
                        Gabelli Equity Series Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                    (Name and Address of Agent for Service)

                                   Copies to:

   Richard T. Prins, Esq.               James E. McKee, Esq.             Richard L. Teigen, Esq.
    Skadden, Arps, Slate,         Gabelli Equity Series Funds, Inc.        Foley & Lardner LLP
     Meagher & Flom LLP                 One Corporate Center            777 East Wisconsin Avenue
       4 Times Square                 Rye, New York 10580-1422         Milwaukee, Wisconsin 53202
New York, New York 10036-6522


     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

     Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 811-06367), pursuant to Rule 24f under the 1940 Act, as amended. Pursuant to Rule 429 of the Securities Act of 1933, this Registration Statement relates to the shares previously registered on the aforesaid Registration Statement on Form N-1A.

     It is proposed that this filing will become effective on [date to come] pursuant to Rule 488 under the Securities Act of 1933.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

     1.  Letter to Shareholders of FMI Woodland Small Capitalization Value
         Fund.

     2. Questions and Answers to Shareholders of FMI Woodland Small Capitalization Value Fund.

     3. Notice of Special Meeting of Shareholders of FMI Woodland Small Capitalization Value Fund.

     4. Combined Prospectus/Proxy Statement regarding the proposed Reorganization of FMI Woodland Small Capitalization Value Fund, a class of FMI Mutual Funds, Inc., into The Gabelli Woodland Small Cap Value Fund, a class of Gabelli Equity Series Funds, Inc.

     5. Statement of Additional Information regarding the proposed Reorganization of FMI Woodland Small Capitalization Value Fund into The Gabelli Woodland Small Cap Value Fund.

     6.  Part C Information

     7.  Exhibits

                             FMI MUTUAL FUNDS, INC.
                     100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53202

                                                                [date to come]

Dear Shareholder:

     You are cordially invited to attend a special shareholder meeting of the FMI Woodland Small Capitalization Value Fund ("FMI Woodland Fund"), to be held on [date to come].

     Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting your fund.

     The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization of all the assets of your fund into The Gabelli Woodland Small Cap Value Fund (the "Gabelli Woodland Fund") and the subsequent termination of your fund. The Gabelli Woodland Fund has an investment objective and investment policies similar to those of your fund and is managed by Beth Lilly, one of the portfolio managers of your fund. The transaction is being structured to be tax-free to you and your fellow shareholders. The adviser of the Gabelli Woodland Fund has agreed to pay all expenses of completing this transaction, including proxy solicitation costs. As a result, you and your fellow shareholders will not bear these costs.

     The Board of Directors of FMI Mutual Funds, Inc. believes the transaction is in the best interests of the FMI Woodland Fund and its shareholders, and unanimously recommends that you vote "FOR" the proposed Reorganization.

     I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote in one of the following ways:

     o   By calling us toll-free at [telephone contact to come];

     o   By visiting our website at [web address to come];

     o   By returning the enclosed proxy card in the postage-paid envelope; or

     o   In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,


Ted D. Kellner
President and Treasurer


                                  FMI Woodland Small Capitalization Value Fund

                              QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:   WHY IS A SHAREHOLDER MEETING BEING HELD?

A: You are being asked to approve a reorganization (the "Reorganization"), pursuant to an Agreement and Plan of Reorganization (the "Plan of Reorganization"), of FMI Woodland Small Capitalization Fund (the "FMI Woodland Fund") and the termination of your fund. The Gabelli Woodland Fund pursues an investment objective and investment strategy similar to that of the FMI Woodland Fund and its portfolio manager, Beth Lilly, is one of the portfolio managers of the FMI Woodland Fund. If the proposed Reorganization is approved and completed, an account at the Gabelli Woodland Fund will be set up in your name, you will become a shareholder of the Gabelli Woodland Fund and the FMI Woodland Fund will be terminated. Holders of Gabelli Woodland Fund shares will have exchange privileges among the Gabelli family of mutual funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed transaction and for a more complete description of the Gabelli Woodland Small Cap Value Fund.

Q:   HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A: After careful consideration, the Board of Directors of the FMI Mutual Funds, Inc. (the "FMI Board") has determined that the proposed Reorganization will benefit the shareholders of the FMI Woodland Fund and recommends that you cast your vote "FOR" the proposed Reorganization. The FMI Board anticipates that shareholders of the FMI Woodland Fund will benefit from (i) the similarities between the investment objectives and policies of the Gabelli Woodland Fund and the FMI Woodland Fund, (ii) the fact that the transaction is being structured to be a tax-free alternative to taxable liquidation for the holders of the Fund, (iii) the combined fund having access to the Gabelli organization's investment professionals and related resources, and (iv) the shareholder servicing capabilities of the Gabelli organization, in addition to a broader array of options offered by a larger fund family.

Q:   HOW WILL THE REORGANIZATION AFFECT ME?

A: Assuming shareholders of the FMI Woodland Fund approve the proposed Reorganization, the assets and stated liabilities of the FMI Woodland Fund will be transferred to the Gabelli Woodland Fund, an account will be set up in your name at Gabelli Equity Series Funds, Inc. and you will receive shares of the Gabelli Woodland Fund equal to the value of the FMI Woodland Fund shares you own immediately prior to the sale.

Q:   WHO WILL ADVISE THE GABELLI WOODLAND FUND ONCE THE REORGANIZATION IS
     COMPLETED?

A: Gabelli Funds, LLC and the portfolio manager of the Gabelli Woodland Fund, Beth Lilly, who is a portfolio manager of the FMI Woodland Fund, will manage your assets.

Q: WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A: You will pay no sales load, commission or other similar fee in connection with the Reorganization. For purposes of The Gabelli Woodland Fund's redemption fee on redemptions within 60 days of purchase, you will be able to add the length of time you held your FMI Woodland Fund shares to the amount of time you held your Gabelli Woodland Fund shares. As a result, the Gabelli redemption fee is unlikely to apply to you. Redemption fees will be waived for the FMI Woodland Fund shareholders with respect to the Gabelli Woodland Fund shares received in connection with the Reorganization.

Q: WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE GABELLI WOODLAND FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A: If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into Class AAA shares of the Gabelli Woodland Fund, and we will send you written confirmation that this change has taken place. The value of the shares you receive in the Reorganization will be equal to the value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued. If you currently hold certificates representing your shares of the FMI Woodland Fund, it will not be necessary to surrender such certificates.

Q:   WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A: The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If it so qualifies, in general, your fund will not recognize any gain or loss as a result of your fund's transfer of all of its assets and stated liabilities in exchange solely for the shares of the Gabelli Woodland Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of the shares of the Gabelli Woodland Fund in connection with the Reorganization.

Q:   WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE REORGANIZATION TAKES
     PLACE?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction. Also, in the case of redemption, any applicable contingent deferred sales charges will be applied.

Q:   HOW DO I VOTE MY PROXY?

A: You may cast your vote [by mail, phone or internet]. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote online or via telephone, please have the voting form in hand and call the number or go to the website address on the enclosed form and follow the instructions.

Q:   WHEN WILL THE REORGANIZATION OCCUR?

A: If approved by shareholders, the Reorganization is expected to occur on or about June 30, 2005.

Q:   WHOM DO I CONTACT FOR FURTHER INFORMATION?

A: You can contact your financial adviser for further information. You may also call [telephone number to come] or visit our website at [web site to come] where you can send us an e-mail message by selecting "Contact Us."

     Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

                                   A CLASS OF

                             FMI MUTUAL FUNDS, INC.

                     100 East Wisconsin Avenue, Suite 2200

                           Milwaukee, Wisconsin 53202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON [date to come]

To the Shareholders:

     This is to notify you that a Special Meeting of Shareholders of the FMI Woodland Small Capitalization Fund (the "FMI Woodland Fund"), a class of FMI Mutual Funds, Inc. (the "FMI Value Funds"), will be held on [date to come] at [time to come] p.m., Eastern time, at the offices of [location to come], for the following purposes:

     1. To consider a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the FMI Woodland Fund would transfer all of its assets and stated liabilities to The Gabelli Woodland Small Cap Value Fund (the "Gabelli Woodland Fund") in exchange solely for AAA shares of the Gabelli Woodland Fund, which will be distributed by the FMI Woodland Fund to the holders of its shares in complete liquidation thereof; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

     The Board of Directors of the FMI Funds has fixed the close of business on [date to come] as the record date for determination of shareholders of the FMI Woodland Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

     IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN [date to come]. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or board member of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FMI WOODLAND FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 4 TO 6 FOR DETAILS. IF YOU VOTE BY PROXY AND THEN DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                         By Order of the Board of Directors

                                         [name to come]
                                         Secretary
[date to come]
Date of Notice

                      COMBINED PROSPECTUS/PROXY STATEMENT

                   THE GABELLI WOODLAND SMALL CAP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (800) 422-3554

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                     100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53201
                                [phone to come]

     This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of FMI Woodland Small Capitalization Value Fund (the "FMI Woodland Fund"). A special meeting of shareholders of the FMI Woodland Fund (the "Special Meeting") will be held at the offices of the FMI Woodland Fund at [location to come] on [date to come] at [time to come], Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the FMI Woodland Fund at the close of business on [date to come] (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, Proxy Form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the FMI Woodland Fund on or about [date to come]. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Directors of FMI Mutual Funds, Inc. (the "FMI Funds") requests that shareholders vote their shares by completing and returning the enclosed proxy card.

     The purposes of the Special Meeting are:

     1. To consider a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the FMI Woodland Fund would transfer all of its assets and stated liabilities to The Gabelli Woodland Small Cap Value Fund (the "Gabelli Woodland Fund") in exchange solely for Class AAA shares of the Gabelli Woodland Fund, which will be distributed by the FMI Woodland Fund to the holders of its shares in complete liquidation thereof (such transaction, the "Reorganization"); and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

     The Board of Directors of each of the FMI Funds and the Gabelli Woodland Fund has approved the Reorganization. The Gabelli Woodland Fund has an investment objective and investment policies and practices similar to those of the FMI Woodland Fund. The portfolio manager of the Gabelli Woodland Fund, Beth Lilly, is also a portfolio manager of the FMI Woodland Fund. The FMI Woodland Fund and the Gabelli Woodland Fund are sometimes referred to herein each as a "Fund" and collectively as the "Woodland Funds."

     If the FMI Woodland Fund shareholders approve the Reorganization, the FMI Woodland Fund will transfer all of its assets to the Gabelli Woodland Fund. The Gabelli Woodland Fund will assume the stated liabilities of the FMI Woodland Fund. The Gabelli Woodland Fund will simultaneously issue shares to the FMI Woodland Fund in an amount equal to the net asset value of the outstanding shares of the FMI Woodland Fund. Immediately thereafter, the FMI Woodland Fund will distribute these shares of the Gabelli Woodland Fund to its shareholders. After distributing these shares, the FMI Woodland Fund will be dissolved. When the Reorganization is complete, FMI Woodland Fund shareholders will hold shares of the Gabelli Woodland Fund. The value of the Gabelli Woodland Fund shares received in the Reorganization will equal the value of the FMI Woodland Fund shares held immediately prior to the Reorganization. After the Reorganization, the Gabelli Woodland Fund will continue to operate as a separate class of Gabelli Equity Series Funds, Inc. (the "Gabelli Equity Series Funds"), a registered open-end investment company.

     This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the FMI Woodland Fund should know before voting on the Reorganization and constitutes an offering of the AAA shares of the Gabelli Woodland Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated [date to come] (the "Reorganization SAI") relating to this Combined Prospectus/Proxy Statement has been filed with the SEC (the "SEC") and is incorporated herein by reference. A Prospectus (the "Gabelli Equity Series Funds Prospectus") and Statement of Additional Information containing additional information about the Gabelli Woodland Fund, dated January 31, 2005 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the Gabelli Equity Series Funds Prospectus, which also includes information about other Gabelli Equity Series Funds, accompanies this Combined Prospectus/Proxy Statement. A Prospectus and Statement of Additional Information containing additional information about the FMI Woodland Fund, dated October 9, 2004 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. These documents are on file with the SEC. Both the Gabelli Woodland Fund and the FMI Woodland Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

     Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

    Gabelli Funds, LLC                            Fiduciary Management, Inc.
    One Corporate Center                          100 East Wisconsin Avenue
    Rye, New York 10580                           Milwaukee, Wisconsin 53202
    (800) 422-3554                                (800) 811-5311

If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI."

     You also may view or obtain these documents from the SEC:

     In Person:   At the SEC's Public Reference Room at 450 Fifth Street, N.W.,
                  Washington, DC 20549 and at the SEC's Northeast Regional
                  Office at 233 Broadway, New York NY 10279.

     By Phone:    1-800-SEC-0330

     By Mail:     Public Reference Section
                  Officer of Consumer Affairs and Information Services SEC 450 5th Street, N.W.
                  Washington, DC 20549-6009
                  (duplicating fee required)

     By Email:    publicinfo@sec.gov
                  (duplicating fee required)

     By Internet: www.sec.gov  (no fee)

     The Board of Directors of the FMI Funds knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SEC ON OR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Combined Prospectus/Proxy Statement is [date to come].

                            MANNER OF VOTING PROXIES

     If a proxy authorization ("Proxy") is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy Form or by submitting a Proxy by telephone or over the Internet), the shares of the FMI Woodland Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The Board of Directors of the FMI Funds (the "FMI Board") does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     The holders of a majority of the shares of the FMI Woodland Fund entitled to be cast on the proposal that are outstanding at the close of business on the record date and are present in person or represented by proxy will constitute a quorum for the special meeting. Approval by the FMI Woodland Fund of the proposed Reorganization will require that the votes cast in person or by proxy at the Special Meeting in favor of the Reorganization exceed the votes cast in person or by proxy against the Reorganization. Shareholders of the FMI Woodland Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the FMI Woodland Fund in obtaining a quorum, but both have no effect for purposes of obtaining the requisite vote for approval of the Reorganization. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

     In the event that sufficient votes to approve the proposal have not been received by the date scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require that the votes cast in person or by proxy at the Special Meeting in favor of adjournment exceed the votes cast in person or by proxy against adjournment. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

A shareholder may vote:

     o   by telephone:

     o   through fully automated touch-tone voting; or

     o   verbally, with a telephone representative;

     o   over the Internet;

     o   by mail; or

     o   in person at the Special Meeting.

BY TELEPHONE

     There are two convenient methods to vote by using the telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy form. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

     First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy form. At the prompt, follow the menu.

     Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Proxy Statement, and the representative will not make recommendations on how to vote on the Proposal. Telephone calls will be recorded.

     A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call [telephone information to come] toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

INTERNET VOTING

     To vote over the Internet, please log on to [web site to come] and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy form, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

BY MAIL

     To vote by mail, you should date and sign the Proxy form included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

ADDITIONAL INFORMATION

     Shareholders voting their proxies by telephone or over the Internet need not return their proxy forms by mail.

     A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing [to come], a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder's shares at the Special Meeting as the shareholder has indicated.

     Any shareholder who has given a Proxy, whether by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation, or a later-dated Proxy, or by attending the Special Meeting and voting his or her shares in person.

     The FMI Funds believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     [________ and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by [___________]. The cost for ________ services in connection with combination of the FMI Woodland Fund with the Gabelli Woodland Fund is not expected to exceed $[x]. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the FMI Woodland Fund. Representatives of the FMI Funds may also solicit proxies. Questions about the proposal should be directed to FMI Mutual Funds, Inc. at [correct contact phone/address to come].]

                               TABLE OF CONTENTS

                                                                                                      Page

SUMMARY..................................................................................................8
   The Proposed Reorganization...........................................................................8
   Background and Reasons for the Proposed Reorganization................................................8
   Federal Tax Consequences..............................................................................9
COMPARISON OF THE FMI WOODLAND FUND AND THE GABELLI WOODLAND FUND.......................................11
   Investment Objectives and Principal Investment Strategies............................................11
   Principal and Other Investment Risks.................................................................12
   Management of the Funds..............................................................................19
   Investment Advisory Agreements.......................................................................20
   Comparison of the Advisory Agreements................................................................24
   Current and Pro Forma Operating Expenses.............................................................24
   Capitalization.......................................................................................26
   Performance Information..............................................................................26
   Distributor..........................................................................................29
   Distribution and Service Fees........................................................................29
   Purchase, Valuation, Redemption and Exchange of Shares...............................................30
   Other Service Providers..............................................................................32
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS...........................................33
FINANCIAL HIGHLIGHTS....................................................................................34
INFORMATION ABOUT THE REORGANIZATION....................................................................35
   General..............................................................................................35
   Terms of the Agreement...............................................................................35
   Reasons for the Reorganization.......................................................................36
   Material U.S. Federal Income Tax Consequences of the Reorganization..................................37
   Expenses of the Reorganization.......................................................................38
   Continuation of Shareholder Accounts and Plans; Share Certificates...................................39
   Legal Matters........................................................................................39
OTHER INFORMATION.......................................................................................40
   Shareholder Information..............................................................................40
   Shareholder Proposals................................................................................41
   Solicitation of Proxies..............................................................................41
VOTING INFORMATION AND REQUIREMENTS.....................................................................42
APPENDICES.............................................................................................A-1


                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

     The Gabelli Woodland Small Cap Value Fund (the "Gabelli Woodland Fund") and the FMI Woodland Small Capitalization Value Fund (the "FMI Woodland Fund) are classes of open-end management investment companies registered with the SEC and organized as corporations under the laws of the states of Maryland and Wisconsin, respectively. The investment objective of the Gabelli Woodland Fund is to seek to provide a high level of capital appreciation. The investment objective of the FMI Woodland Fund is to pursue long-term capital growth. Shareholders of each Fund have the right to exchange their shares with other funds managed by the same adviser, respectively, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice.

The Proposed Reorganization

     The FMI Board, including any board members who are not "interested persons" of the FMI Woodland Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. Additionally, the Board of Directors of Gabelli Equity Series Funds, Inc. unanimously approved the Reorganization Agreement. Subject to the FMI Woodland Fund shareholder approval, the Reorganization Agreement provides for:

     o the transfer of all the assets of the FMI Woodland Fund to the Gabelli Woodland Fund in exchange for AAA shares of the Gabelli Woodland Fund and the assumption by Gabelli Equity Series Fund, Inc., on behalf of the Gabelli Woodland Fund, of the stated liabilities of the FMI Woodland Fund;

     o   the distribution of such shares to FMI Woodland Fund shareholders; and

     o   the termination of the FMI Woodland Fund.

     If the proposed Reorganization is completed, FMI Woodland Fund shareholders will hold shares of the Gabelli Woodland Fund with an aggregate value equal to the aggregate value of FMI Woodland Fund shares owned immediately prior to the Reorganization. FMI Funds is the investment adviser to the FMI Woodland Fund. Gabelli Funds, LLC (the "Gabelli Adviser") is the investment adviser to the Gabelli Woodland Fund.

Background and Reasons for the Proposed Reorganization

     On [date to come], Gabelli Equity Series Funds, Inc. (the "Gabelli Fund") entered into an agreement and plan of reorganization with FMI Funds (the "Agreement") to acquire the FMI Woodland Fund. Under the terms of the transaction, the reorganization will consist of: (i) the transfer of all of the assets of the FMI Woodland Fund in exchange for Class AAA shares of the Gabelli Woodland Fund; (ii) the assumption by the Gabelli Fund, on behalf of the Gabelli Woodland Fund, of the stated liabilities of the FMI Woodland Fund; and
(iii) the distribution, after the Closing Date (as defined in the Agreement), of the Gabelli Woodland Fund shares to the shareholders of the FMI Woodland Fund and the termination and complete liquidation for tax purposes of the FMI Woodland Fund, all upon the terms and conditions set forth in the Agreement (the "Reorganization").

     In approving the Reorganization Agreement, the FMI Board, including its independent members of the Board, determined that participation in the Reorganization is in the best interests of the FMI Woodland Fund and its shareholders and that the interests of the shareholders of the FMI Woodland Fund will not be diluted as a result of the Reorganization. Before reaching these conclusions, the FMI Board and the independent members of the Board engaged in a thorough review process relating to the Gabelli organization and the proposed Reorganization. On [date to come] the entire FMI Board approved the Reorganization by consent resolution.

     The factors considered by the FMI Board with regard to the Reorganization include, but are not limited to, the following:

     o In light of the determination by Fiduciary Management, Inc. (the "FMI Adviser") to cease managing the FMI Woodland Fund and the substantial unrealized appreciation in the FMI Woodland Fund, a liquidation or similar transaction would have adverse tax consequences to taxable investors of the FMI Woodland Fund. The Reorganization presents an opportunity for shareholders of the FMI Woodland Fund to have their investment in the FMI Woodland Fund converted into an investment in a mutual fund having similar investment objectives and policies to the FMI Woodland Fund, managed by an affiliate of the sub-adviser to the FMI Woodland Fund in a transaction in which there will be no gain or loss.

     o The portfolio manager for the Gabelli Woodland Fund is Beth Lilly, one of the portfolio managers for the FMI Woodland Fund.

     o After the Reorganization the former shareholders of the FMI Woodland Fund will have access to a larger fund family with a broader array of investment options, and with no diminution of shareholder services.

     o The costs associated with the Reorganization will be borne by the Gabelli Adviser and will not be borne by the shareholders of the FMI Woodland Fund.

     o There will be no gain or loss recognized by shareholders for federal income tax purposes as well as no gain or loss on the assets of the FMI Woodland Fund transferred to the Gabelli Woodland Fund.

     o The Reorganization appears to be the least disruptive alternative to shareholders of the FMI Mutual Fund.

     For these and other reasons, the FMI Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is the least disruptive alternative to shareholders of the FMI Mutual Fund and is in the best interest of the FMI Woodland Fund and its shareholders. The approval determinations were made on the basis of each director's business judgment after consideration of all of the factors taken as a whole, though individual Members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization does not occur, the FMI Board will be required to consider other alternatives, which will include liquidation of the FMI Woodland Fund. Any such liquidation will not be tax-free for shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

Federal Tax Consequences

     The Reorganization is expected to qualify as a tax-free "reorganization" for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the FMI Woodland Fund, the Gabelli Woodland Fund, nor their respective shareholders, will recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the FMI Woodland Fund and the Gabelli Woodland Fund will receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP to that effect. No tax ruling from the Internal Revenue Service ("IRS") regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

     If any of the portfolio assets of the FMI Woodland Fund are sold by the FMI Woodland Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the FMI Woodland Fund's cost basis in such assets. Any gains will be distributed to the FMI Woodland Fund's shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

     At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see "Material U.S. Federal Income Tax Consequences of the Reorganization."

                      COMPARISON OF THE FMI WOODLAND FUND
                         AND THE GABELLI WOODLAND FUND

Investment Objectives and Principal Investment Strategies

     Investment Objectives. As its investment objective, the FMI Woodland Fund seeks long-term growth of capital. The Gabelli Woodland Fund's investment objective is to provide a high level of capital appreciation. The FMI Woodland Fund's investment objective is not a fundamental policy and may be changed without shareholder approval. The Gabelli Woodland Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The combined fund will pursue the Gabelli Woodland Fund's stated investment objective. The FMI Woodland Fund and the Gabelli Woodland Fund pursue similar investment objectives and hold similar securities. As a result, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expense from the sale of securities held by the FMI Woodland Fund that are incompatible with the investment objective of the Gabelli Woodland Fund. The combined fund will be named The Gabelli Woodland Small Cap Value Fund.

     Principal Investment Strategies. The FMI Woodland Fund invests in companies which its portfolio managers believe to be undervalued. The Fund believes this investment approach has the potential to produce superior portfolio returns if the market ultimately recognizes that investments held by the Fund are undervalued. The FMI Woodland Fund primarily invests in small capitalization companies (i.e., companies having a market capitalization of $1.5 billion or less at the time of purchase). The portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value. These companies typically include companies undergoing fundamental change through new management teams or different strategies. See Appendix A for further information about the investment restrictions applicable to the FMI Woodland Fund.

     Under normal market conditions, the Gabelli Woodland Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small capitalization companies at the time the Fund makes the investment. The Fund invests primarily in the common stocks of companies which the Fund's portfolio manager believes are undervalued. The Fund's Adviser currently characterizes small capitalization companies for this Fund as those with a total market value of $1.5 billion or less at the time of investment. The Adviser looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value. The goal is to invest long term in the stocks of companies trading at reasonable valuations relative to perceived economic worth. Frequently, companies in which the Gabelli Woodland Fund invests exhibit one or more of the following traits:

     o   New products or technologies
     o   New distribution methods
     o Rapid changes in industry conditions due to regulatory or other developments
     o Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

     See Appendix A for further information about the investment restrictions applicable to the Gabelli Woodland Fund. The Gabelli Woodland Fund may also use the following defensive investment technique: When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities or high quality money market instruments. When following this defensive strategy, the Fund will be less likely to achieve its investment goals.

     The combined fund's principal investment strategy will be similar to that of the Gabelli Woodland Fund.

     What the Funds have in common. Both Funds attempt to realize capital appreciation over time by investing in small-capitalization companies its portfolio managers believe to be undervalued.

     Primary differences between the Funds. The FMI Woodland Fund may not invest more than 10% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business. The Gabelli Woodland Fund is under no such restriction. The Gabelli Woodland Fund is not subject to several fundamental investment restrictions that do apply to the FMI Woodland Fund, including acquiring securities of companies in which officers or directors of the Fund or an affiliate is involved as an officer, director or significant investor, purchasing restricted securities, purchasing interests in real estate companies, selling securities short, borrowing money, purchasing commodities or commodities contracts or investing in unsecured companies. The Gabelli Woodland Fund has not entered into such transactions since it commenced operations. For information about the fundamental restrictions applicable to each Fund, see Appendix A.

Principal Investment Risks

     The Gabelli Woodland Fund is a non-diversified investment company. Because of the similar investment objectives, policies and practices, the FMI Woodland Fund and the Gabelli Woodland Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the prospectuses for the FMI Woodland Fund and the Gabelli Woodland Fund.

     Market Risk. The prices of the securities in which the combined fund will invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. Should a company undergo bankruptcy, the stocks of that company might have the least senior interest and could become worthless. In addition, stocks of small-capitalization companies may under perform the market as a whole.

     Smaller Capitalization Companies Risk. The combined fund will invest primarily in smaller capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the portfolio manager to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

     Value Investing Risk. The combined fund will primarily invest in "value" stocks. The portfolio manager may be wrong in her assessment of a company's value and the stocks the combined fund holds may not reach what she believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the combined fund's relative performance may suffer.

     Equity Securities. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors.

     The Gabelli Adviser believes that opportunities for capital appreciation may be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Many convertible securities are not investment grade, that is, not rated BBB or better by Standard & Poor's FMI Funds ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") and not considered by the Adviser to be of similar quality. There is no minimum credit rating for these securities in which the Fund may invest. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.

     Nonconvertible Debt Securities. Under normal market conditions, the combined fund may invest up to 20% of its total assets in lower quality nonconvertible debt securities. These securities include preferred stocks, bonds, debentures, notes, asset- and mortgage- backed securities and money market instruments such as commercial paper and bankers' acceptances. There is no minimum credit rating for these securities in which the combined fund may invest. Accordingly, the combined fund could invest in securities in default although the combined fund will not invest more than 5% of its assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The combined fund will rely on the Gabelli Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Gabelli Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

     Factors adversely affecting the market value of high yield and other securities will adversely affect the combined fund's net asset value. In addition, the combined fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

     From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

     The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the combined fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the combined fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Gabelli Equity Series Funds's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

     Securities Subject to Reorganization. Subject to the combined fund's policy of investing at least 80% of its net assets in small company equity securities, the combined fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Gabelli Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer or and the dynamics and business climate when the offer of proposal is in process. In making the investments the combined fund will not violate any of its investment restrictions (see Appendix A - "Fundamental Investment Restrictions"). The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing brokerage and other transaction expenses.

     Foreign Securities. The combined fund may invest without limit in the securities of non-U.S. issuers. However, the combined fund does not currently expect to invest a significant portion of assets in such securities. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the combined fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The combined fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the combined fund's performance.

     Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the combined fund or the investor.

     Hedging Transactions.

     Options. The combined fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the combined fund so desires.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the combined fund the credit risk that the counterparty will fail to honor its obligations. The combined fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC") the combined fund is limited to an investment not in excess of 5% of its total assets.

     Futures Contracts. The combined fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The combined fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the combined fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

     Currency Transactions. The combined fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The combined fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the combined fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the combined fund's portfolio has exposure. The combined fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Gabelli Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

     Unseasoned Companies. The combined fund may invest in securities of unseasoned companies, which generally have limited liquidity, more speculative prospects and price volatility.

     When Issued, Delayed Delivery Securities and Forward Commitments. The combined fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the combined fund will only enter into a forward commitment with the intention of actually acquiring the security, the combined fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the combined fund prior to the settlement date. The combined fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

     Short Sales. The combined fund may make short sales of securities. A short sale is a transaction in which the combined fund sells a security it does not own in anticipation that the market price of that security will decline. The combined fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

     When the combined fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The combined fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The combined fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The combined fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the combined fund on such security, the combined fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the combined fund replaces the borrowed security, the combined fund will incur a loss; conversely, if the price declines, the combined fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the combined fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The combined fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the combined fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The combined fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the combined fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

     Restricted and Illiquid Securities. The combined fund may invest up to 15% of its net assets in securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity.

     Repurchase Agreements. The combined fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the combined fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the combined fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The combined fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet certain creditworthiness standards ("Qualified Institutions"). The Gabelli Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked-to-market daily. Such agreements permit the combined fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the combined fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the combined fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the combined fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the combined fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the combined fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The combined fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in its portfolio, more than 15% of its net assets would be so invested.

     Loans of Portfolio Securities. To increase income, the combined fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the combined fund at any time, (3) the combined fund receives reasonable interest or fee payments on the loan, (4) the combined fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the combined fund's assets.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the combined fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

     Borrowing. The combined fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of portfolio securities. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the combined fund's assets after giving effect to the borrowing. The combined fund may mortgage, pledge or hypothecate assets to secure such borrowings.

     Portfolio Turnover. The investment policies of the combined fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The Fund's portfolio turnover is expected to be less than 100%.

     Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

     Portfolio turnover may vary from year to year, as well as within a year. For the fiscal year ended September 30, 2004, and for the fiscal period ended September 30, 2003, the turnover rates were 45% and 39%, respectively, for the Gabelli Woodland Fund.


Management of the Funds

Gabelli Woodland Fund. Gabelli Equity Series Funds, with principal offices at One Corporate Center, Rye, New York 10580-1422, is an open-end management investment company organized under the laws of the State of Maryland on July 25, 1991. The Gabelli Woodland Fund, classified as a "non-diversified" investment company, is a class of the Gabelli Equity Series Funds and commenced operations on December 31, 2002. The Gabelli Adviser is a New York limited liability company which serves as adviser to 15 open-end investment companies and 7 closed-end investment companies with aggregate assets in excess of $[x] billion as of March 31, 2005. The Gabelli Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

     Mr. Mario J. Gabelli may be deemed a "controlling person" of the Gabelli Adviser on the basis of his controlling interest in Gabelli Asset Management, Inc. ("GBL"), the parent company of the Gabelli Adviser. The Gabelli Adviser has several affiliates that provide investment advisory services, including GAMCO Investors, Inc. ("GAMCO").

     Elizabeth M. Lilly is primarily responsible for the day-to-day management of the Gabelli Woodland Fund's portfolio. From 1996 until the Gabelli Adviser acquired it in 2002, Ms. Lilly was a principal in and portfolio manager for Woodland Partners LLC.

     [Ms. Lilly receives a compensation package that includes base salary, cash bonus and equity-based incentive compensation. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. Incentive compensation for portfolio managers and investment professionals in the form of cash bonus, equity-based incentive compensation and merit-based salary increases are determined based on quantitative and qualitative performance evaluation criteria, one component of which is the relative performance of all portfolios for which they are involved in investment decision-making. The compensation of portfolio managers of the Gabelli Adviser are determined by GBL.] For further information, see the Statement of Additional Information for the Gabelli Woodland Fund prospectus, incorporated by reference.

     FMI Woodland Fund. FMI Mutual Funds, Inc., with principal offices at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, is an open-end management investment company organized under the laws of the State of Wisconsin. The FMI Woodland Fund is a series of FMI Mutual Funds, Inc. Fiduciary Management, Inc. (the "FMI Adviser") is the investment adviser to the FMI Woodland Fund. As the investment adviser to the FMI Woodland Fund, the FMI Adviser provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the FMI Woodland Fund and develops the investment programs, selects and monitors the investment programs and results. The subadviser has complete discretion to purchase and sell portfolio securities for the Fund for which it is acting as portfolio manager within such Fund's investment objectives, restrictions and policies, and specific strategies, if any, developed by the FMI Adviser. The FMI Adviser's employment and termination of subadvisers is subject to approval of the Board of Directors of FMI Mutual Funds, Inc. The employment of a new subadviser for the Fund currently requires the prior approval of the shareholders of that Fund. The FMI Adviser was organized in 1980 and is an investment adviser to individuals and institutional clients. The FMI Adviser is controlled by Ted D. Kellner. The FMI Advisor has selected GAMCO as the subadviser to the FMI Woodland Fund. [At GAMCO, Ms. Lilly is the portfolio manager with day-to-day responsibility for the portfolio of the FMI Woodland Fund.]

     During the last fiscal year, the FMI Woodland Fund paid an annual investment advisory fee equal to 1.00% of its average net assets. Out of that amount, the FMI Adviser paid 0.75% of the FMI Woodland Fund's average net assets to GAMCO.

     Combined Fund. Following the Reorganization the combined fund will be managed by Ms. Lilly, a portfolio manager of the FMI Woodland Fund, who is also the portfolio manager of the Gabelli Woodland Fund.

Investment Advisory Agreements

     Gabelli Woodland Fund. Pursuant to the investment advisory contract ("Investment Advisory Contract") initially approved by the Gabelli Woodland Fund's sole shareholder for the Fund on December 31, 2002 and most recently approved by the Board of Directors on February [__], 2005, the Gabelli Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions for the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Gabelli Equity Series Funds. As compensation for its services and related expenses borne by the Gabelli Adviser, the Fund is contractually obligated to pay the Gabelli Adviser a fee equal to 1.00% per year of the value of the Fund's average daily net assets.

                                 Advisory Fees
                        For the Year Ended September 30

                                          2004            2003           2002

Gabelli Woodland Fund                    $29,230(1)   $9,547(1)(2)        N/A

______________________
(1) Amount reflects advisory fees prior to reimbursement of expenses by the Gabelli Advisor. (2) From commencement of operations on December 31, 2002.

     The Gabelli Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Gabelli Woodland Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at certain specified levels, which are 2.00% of average daily net assets with respect to Class AAA shares. Pursuant to this agreement, the Gabelli Adviser reimbursed expenses of the Fund in the amount of $115,018 for the fiscal year ended September 30, 2004, and $124,599 for the period from the Fund's commencement of operations on December 31, 2002 through September 30, 2003. This arrangement will continue until at least through September 30, 2005. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Gabelli Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00% on an annualized basis for Class AAA shares.

     The Investment Advisory Contract was most recently approved by the Directors, including a majority of the Directors who are not parties to the Investment Advisory Contract or "interested persons" (as such term is defined in the 1940 Act) of any party thereto on February [__], 2005. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Gabelli Adviser in connection with the Directors' consideration of the Investment Advisory Contract. The Directors also reviewed their responsibilities under applicable law. The Directors considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund and compared the information on these matters to similar information for unrelated mutual funds of a comparable size and investment program. The Board also reviewed the profitability of the contract to the Gabelli Adviser, the Fund's absolute and comparative investment performance and the nature and quality of the services provided to the Fund by the Gabelli Adviser and its affiliates. The independent Directors met separately to discuss this information. Based on their consideration of all of the above factors, the independent Directors recommended to the full Board, and each of the Directors present at the meeting determined, that renewal the Investment Advisory Contract was in the best interest of the Fund and its shareholders. In the course of arriving at such determination, the independent Directors noted in particular the comparative investment performance of the Fund, the experience of the Fund's portfolio manager and the level of services provided by the Gabelli Adviser.

     Under the Investment Advisory Contract, the Gabelli Adviser (1) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Fund by others, including the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Fund; (3) provides the Fund, if requested, with adequate office space and facilities; (4) prepares, but does not pay for, periodic updating of the Fund's registration statement, Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC; (5) supervises, but does not pay for, the calculation of the net asset value of shares of the Fund; (6) supervises the preparation of, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or their shares under such laws; and (7) prepares notices and agendas for meetings of the Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board.

     The cost of calculating the Fund's net asset value is an expense payable by the Gabelli Woodland Fund pursuant to the Investment Advisory Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the net asset value, the Fund will reimburse the Gabelli Adviser for such expenses. During the fiscal year ended September 30, 2004, the Fund reimbursed the Gabelli Adviser $0 in connection with the cost of computing the Fund's net asset value.

     The Investment Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Gabelli Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Gabelli Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Gabelli Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Investment Advisory Contract in no way restricts the Gabelli Adviser from acting as adviser to others. The Fund has agreed by the terms of the Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Gabelli Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Gabelli Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Gabelli Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Gabelli Adviser ceases to be its investment adviser, the Fund will, unless the Gabelli Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

     The Investment Advisory Contract is terminable without penalty by the Gabelli Woodland Fund on not more than sixty days' written notice when authorized by the Directors of the Gabelli Equity Series Fund, by the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Gabelli Woodland Funds, or by the Gabelli Adviser. The Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the 1940 Act and except to the extent the 1940 Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." The Investment Advisory Contract provides in effect, that unless terminated it will remain in effect initially for two years and then from year to year so long as continuance of the Investment Advisory Contract is approved annually by the Directors of the Gabelli Equity Series Funds or the shareholders of the Gabelli Woodland Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.

     The Sub-Administrator. The Gabelli Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Gabelli Equity Series Fund's operations except those performed by the Gabelli Adviser under its advisory agreement with the Gabelli Woodland Fund; (b) supplies the Gabelli Woodland Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Gabelli Woodland Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Gabelli Equity Series Funds Board of Directors' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Gabelli Woodland Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Gabelli Woodland Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolios; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Gabelli Woodland Fund's investment restrictions; (g) furnishes to the Gabelli Adviser such statistical and other factual information and information regarding economic factors and trends as the Gabelli Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Gabelli Woodland Fund in a manner consistent with the requirements of the 1940 Act.

     For the services it provides, the Gabelli Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Gabelli Adviser as follows: up to $10 billion: -.0275%; $10 billion to $15 billion:
-.0125%; over $15 billion: -.0100%. The Sub-Administrator's fee is paid by the Gabelli Adviser.

     FMI Woodland Fund.

     Investment Advisory Agreement. Pursuant to an investment advisory agreement entered into between FMI Mutual Funds, Inc., on behalf of the FMI Woodland Fund, and the FMI Adviser (the "Management Agreement"), the FMI Adviser provides consulting, investment and administrative services to the FMI Woodland Fund. The specific investments for the FMI Woodland Fund will be made by the FMI Adviser or one or more portfolio managers selected for such Fund by the FMI Adviser. The FMI Adviser has overall responsibility for assets under management, provides overall investment strategies and programs for the FMI Woodland Fund, selects subadvisors, allocates assets among the portfolio managers and monitors and evaluates the subadvisers' performance. The FMI Adviser and each of the FMI Funds, including the FMI Woodland Fund, enter into separate sub-advisory agreements with such Fund's subadvisers. The FMI Adviser pays the FMI Woodland Fund's portfolio managers a fee equal to 0.75% of the average net assets of the Fund. The FMI Adviser also provides the FMI Woodland Fund with office space, equipment and personnel necessary to operate and administer such Fund's business and to supervise the provision of services by third parties such as the transfer agent and the custodian. The FMI Adviser receives an annual investment advisory fee equal to 1.00% of the Woodland Fund's average net assets. During the fiscal years ended June 30, 2004, 2003 and 2002, the FMI Woodland Fund paid advisory fees of $287,027, $326,812 and $394,483, respectively, pursuant to the Management Agreement or an investment advisory agreement substantially identical to the Management Agreement. The FMI Woodland Fund pays all of its own expenses not assumed by the FMI Adviser or its administrator including, without limitation, the cost of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the FMI Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the FMI Woodland Fund's assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents. The FMI Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses exceed 1.3%.

     Set forth below is a table showing the ratio of expenses after reimbursements to net assets for the past three fiscal years:

          Ratio of Expenses After Reimbursement to Average Net Assets
          -----------------------------------------------------------
            FMI Woodland Fund (2004) 1.30% (2003) 1.30% (2002) 1.29%

     GAMCO, the FMI Woodland Fund's sole sub-adviser, has agreed to reimburse the FMI Adviser in an amount equal to 75% of the reimbursement made by the FMI Adviser with respect to the FMI Woodland Fund. The FMI Woodland Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, such Fund creates an account receivable from the FMI Adviser for the amount of such excess. In such a situation the monthly payment of the FMI Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended June 30, 2004, 2003 and 2002, the FMI Woodland Fund was reimbursed $53,089, $66,610 and $61,807, respectively, for excess expenses.

     In approving the existing investment advisory agreement and sub-advisory agreement, the FMI Board of Directors considered a number of factors, including, but not limited to, the following: the nature and quality of the services offered by the FMI Adviser and GAMCO as sub-adviser; the reasonableness of the compensation payable to the FMI Adviser and GAMCO; the personnel, operations and financial condition of the FMI Advisers and GAMCO; and the investment management capabilities, methodologies and performance of the FMI Adviser and GAMCO; and the FMI Woodland Fund's expense ratio. Based upon its review, the Board concluded that the investment methodologies of the FMI Adviser and GAMCO would fit with the FMI Woodland Fund's investment policies, and that the FMI Adviser and the sub-advisers had the capabilities, resources and personnel necessary to manage the Fund effectively. Further, the Board concluded that based on the services the FMI Adviser and GAMCO would be required to render under the investment advisory agreement and the sub-advisory agreement, that the compensation to be paid to the FMI Adviser and GAMCO was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of the Fund to continue the investment advisory agreement and the sub-advisory agreement.

     Sub-Advisory and Administration Agreements. GAMCO, operating through its Woodland Partners division ("WP"), is the sole portfolio manager of the FMI Woodland Fund. GAMCO has entered into a separate sub-advisory contract with the Fund and the FMI Adviser (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, GAMCO makes specific portfolio investments in accordance with such Fund's investment objective and GAMCO's investment approach and strategies. GAMCO may be terminated by the FMI Adviser subject to prior approval by the Board of Directors of the FMI Funds. GAMCO is paid by the FMI Adviser (not the Fund). GAMCO's activities for the Fund are subject to general supervision by the FMI Adviser and the Board of Directors of the FMI Funds. Although the FMI Adviser and the Board do not evaluate the investment merits of GAMCO's specific securities selections, they do review the performance of each portfolio manager relative to the selection criteria.

     The FMI Adviser is also the Administrator to the FMI Woodland Fund. Pursuant to a separate administration agreement entered into between the Fund and the FMI Adviser (the "Administration Agreement"), the FMI Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. The FMI Adviser at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the FMI Adviser receives from the Fund a fee of 0.2% per annum on the first $25,000,000 of the daily net assets of such Fund, 0.1% per annum on the next $20,000,000 of the daily net assets of such Fund and 0.05% per annum of the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of $20,000. The FMI Adviser separately charges the Fund varying fees for blue sky filings. During the fiscal years ended June 30, 2004, 2003 and 2002, the FMI Woodland Fund paid the FMI Adviser $55,179, $61,876 and $71,306, respectively pursuant to such Fund's Administration Agreement.

     The FMI Woodland Fund's Sub-Advisory Agreement will continue in effect for as long as the continuance is specifically approved at least annually (i) by the Board of Directors of the FMI Funds, or, in the case of the Management Agreement, by the vote of a majority (as defined in the Act) of the outstanding shares of the a Fund, and (ii) by the vote of a majority of the directors of the FMI Funds who are not parties to the Management Agreement or Sub-Advisory Agreement relating to the FMI Woodland Fund or interested persons of the FMI Adviser or GAMCO, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreements will remain in effect until terminated. The Management Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the FMI Funds or by vote of a majority of the FMI Woodland Fund's shareholders, on 60 days written notice to the FMI Adviser and by the FMI Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned. The Sub-Advisory Agreement provides that it may be terminated by any party upon giving 30 days written notice to the other parties and that it shall be automatically terminated if it is assigned. The Administration Agreement provides that it may be terminated at any time without the payment of any penalty by the Board of Directors of the FMI Funds on 90 days written notice to the FMI Adviser and by the FMI Adviser on the same notice to the FMI Woodland Fund. The Management Agreement, the Sub-Advisory Agreement and the Administration Agreement provide that the FMI Adviser and GAMCO shall not be liable to either of the FMI Woodland Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreement, the Sub-Advisory Agreement and the Administration Agreement also provide that the FMI Adviser and GAMCO and their respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Comparison of the Advisory Agreements

     Following the Reorganization, the combined fund will be managed by the Gabelli Adviser pursuant to the investment advisory agreement currently in place for the Gabelli Woodland Fund, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the Gabelli and the FMI advisory agreements.

     As discussed above, under each of the Gabelli Advisory Agreement and FMI Advisory Agreement, the Gabelli Adviser and FMI Adviser charge the same fee. Following the Reorganization, the Gabelli Woodland Fund fee structure will apply.

     The Gabelli Adviser performs its services directly to the Gabelli Woodland Fund, whereas the FMI Advisor performs manager supervision services for the FMI Woodland Fund and contracts with GAMCO for portfolio advisory services. Both the Gabelli Adviser and the FMI Adviser are responsible for administration services to their respective funds although the Gabelli Adviser subcontracts a portion of such services to PFPC, Inc. at its own expense whereas the FMI Adviser charges an additional 0.2% of average daily net assets for administration services.

Current and Pro Forma Operating Expenses

     The following comparative fee tables describe the fees that you may incur for buying and holding shares of the Gabelli Woodland Fund versus shares of the FMI Woodland Fund as of [date to come]. The pro forma tables show the combined fund's fees and expenses assuming that the Reorganization is approved by the shareholders of the FMI Woodland Fund.

     Fees and Expenses of the Gabelli Woodland Fund. This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Gabelli Woodland Fund:

                                                                                       Gabelli
                                                                                      Woodland
                                                                                        Fund
                                                                                      ---------

Redemption Fees (for shares held less than 60 days) payable to the Fund(1)......        2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees.................................................................        1.00%
Distribution (Rule 12b-1) Expenses(2)...........................................        0.25%
Other Expenses..................................................................        4.69%

[Administration Fee to be separated out]                                                5.94%(3)
Total Annual Fund Operating Expenses............................................
Fee Waiver and Expense Reimbursement............................................       (3.94)%(3)
Net Annual Operating Expenses...................................................        2.00%(3)

_______________

(1) The redemption fee applies to Gabelli Woodland Fund shares purchased on or after November 1, 2004.
(2) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(3) The Gabelli Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes and extraordinary expenses) at 2.00% on an annualized basis for Class AAA shares. This arrangement will continue until at least through September 30, 2005. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Gabelli Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00% on an annualized basis for Class AAA shares

Expense Example:

     This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year      3 Years     5 Years     10 Years
                                   ------      ------      -------     --------
   Gabelli Woodland Fund            $203       $1,415      $2,605       $5,482

     For more detailed information, please see the Gabelli Equity Series Funds Prospectus incorporated herein by reference.

     Fees and Expenses of the FMI Woodland Fund. The table below describes the fees and expenses that you may pay if you buy and hold shares of the FMI Woodland Fund.

                                                               FMI Woodland
                                                                  Fund

Management Fees.............................................      1.00%
Distribution and/or Service (12b-1) Fees....................      0.0%
Other Expenses..............................................      0.49%

[Administration fee to be separated out]
Total Annual Fund                                                 1.49%
   Operating Expenses(2)....................................
Expense Reimbursement(2)....................................      0.19%
Net Expenses................................................      1.30%
_______________
(1)  The FMI transfer agent charges a fee of $15.00 for each wire redemption.
(2) During the fiscal year ended June 30, 2004, Fiduciary Management, Inc. reimbursed the FMI Woodland Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 1.30%.


Expense Example

     This Example is intended to help you compare the cost of investing in the FMI Woodland Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the FMI Woodland Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     1 Year     3 Years    5 Years     10 Years
     FMI Woodland Fund                $132       $452       $794        $1,760

       _______________

       This Example assumes the expense reimbursement obligations of the investment adviser are in effect for only the first year. Thereafter this Example does not reflect any expense reimbursement obligations.


Pro Forma Fees and Expenses of the Combined Fund. This table describes the pro forma fees and expenses that you may pay if you buy and hold shares of the combined fund:


                                                                                      Combined
                                                                                        Fund
                                                                                     -----------
                                                                                     (pro forma)

Redemption Fees (for shares held less than 60 days) payable to the Fund.........        2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees.................................................................        1.00%
Distribution (Rule 12b-1) Expenses(1)...........................................        0.25%
Other Expenses..................................................................        2.50%(2)

[Administration Fee to be separated out]

Total Annual Fund Operating Expenses............................................        3.75%(3)

Fee Waiver and Expense Reimbursement............................................       (1.75)%

Net Annual Operating Expenses...................................................        2.00%(3)

_______________

(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(2) Amount reduced to current Gabelli Woodland Fund rate due to incremental assets reducing the percentage of fixed costs to new average assets.


Capitalization

     The following table sets forth as of March 31, 2005: (i) the unaudited capitalization of the Gabelli Woodland Fund; (ii) the unaudited capitalization of the FMI Woodland Fund; and (iii) the unaudited pro forma combined capitalization of the Gabelli Woodland Fund assuming the Reorganization has been completed. The capitalizations are likely to be different at the time of effectiveness of the Reorganization as a result of daily share purchase and redemption activity.


                                                                               Pro Forma
                              FMI Woodland          Gabelli Woodland           Combined
                                  Fund                   Fund                   Fund
                             ----------------       ----------------         --------------


Fund Total Net Assets         $  9,493,111                   $  4,563,638      $ 14,056,749
---------------------

                                 9,493,111          Class AAA   4,442,950        13,936,061
                                                    Class A        74,877            74,877
                                                    Class B           146               146
                                                    Class C        45,665            45,665

Fund Shares Outstanding            692,170
-----------------------

                                   700,082(1)       Class AAA     327,579         1,027,661
                                                    Class A         5,524             5,524
                                                    Class B            11                11
                                                    Class C         3,418             3,418

Fund Net Asset Value Per Share      $13.72
------------------------------

                                                    Class AAA    $  13.56          $  13.56
                                                    Class A         13.55             13.55
                                                    Class B         13.84             13.84
                                                    Class C         13.36             13.36


(1)  Number represents the adjusted shares of the FMI Woodland based on the NAV of Gabelli
     Woodland Class AAA shares.



Performance Information

The following tables represents the average total returns for the FMI Woodland Fund and for the Gabelli Woodland Fund.

     Gabelli Woodland Fund. The performance table below illustrates the past performance of an investment in the Gabelli Woodland Fund. The Fund's past performance does not necessarily indicate how the Gabelli Woodland Fund will perform in the future.



            GABELLI WOODLAND FUND (for the Period Ended December 31)

                               [GRAPHIC OMITTED]


During the period shown in the bar chart, the highest return for a quarter was 14.11% (quarter ended December 31, 2003) and the lowest return for a quarter was (8.00)% (quarter ended March 31, 2003).


                 Average Annual Total Returns                          Past          Since December 31,
           (for the period ended December 31, 2004)                  One Year              2002*
-------------------------------------------------------------      ------------      ------------------
The Gabelli Woodland Fund Class AAA Shares
     Return Before Taxes.....................................         20.57%               20.59%
     Return After Taxes on Distributions.....................         18.35%               19.47%
     Return After Taxes On Distributions
         and Sale of Fund Shares.............................         15.47%               16.26
Russell 2002 Index**.........................................         18.33%               32.10%

_______________

* From December 31, 2002, the date that the Fund commenced investment operations.
** The Russell 2000 Index is an unmanaged index consisting of a broad base of common stocks. The performance of the index does not include expenses or fees.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     FMI Woodland Fund. The performance table below illustrates the past performance of an investment in the FMI Woodland Fund. The Fund's past performance does not necessarily indicate how the FMI Woodland Fund will perform in the future.

                               FMI Woodland Fund
                        (Total return per calendar year)


                               [GRAPHIC OMITTED]


_______________
Note: During the seven year period shown on the bar chart, the Fund's highest total return for a quarter was 22.26% (quarter ended December 31, 1998) and the lowest total return for a quarter was -24.09% (quarter ended September 30, 1998).

       The Fund's 2004 year to date total return is 6.84% (January 1, 2004 through the quarter ended September 30, 2004).

       For the 1997-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the FMI Woodland Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Fund.

       From 1997 to December 2002, the portfolio manager to the FMI Woodland Fund was Woodland Partners LLC. In December 2002, GAMCO Investors, Inc., operating through its Woodland Partners division, became the portfolio manager to the Fund when GAMCO Investors acquired the mutual fund investment advisory business of Woodland Partners LLC.


                                                                                       Since the inception
              Average Annual Total Returns                     Past         Past            of the Fund
       (for the periods ending December 31, 2003)              Year        5 Years     (September 16, 1996)
-------------------------------------------------------     ----------   -----------  ----------------------
FMI Woodland Fund (before taxes)                               28.46%        6.58%            7.95%

FMI Woodland Fund (after taxes on distributions)(1)            28.46%        5.59%            7.17%

FMI Woodland Fund (after taxes on distributions
   and sale of Fund shares)(1)                                 18.50%        5.13%            6.51%

Russell 2000 Index                                             47.25%        7.13%            8.34%

_______________
(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.

     The combined fund will be named The Gabelli Woodland Small Cap Value Fund following the Reorganization. The Gabelli Woodland Fund will be the accounting survivor of the Reorganization. [As such, the combined fund will assume the performance history of the Gabelli Woodland Fund at the closing of the Reorganization.]

Distributor

     FMI Woodland Fund. The FMI Woodland Fund does not currently employ a distributor.

     Gabelli Woodland Fund. The Gabelli Woodland Fund has entered into a Distribution Agreement with Gabelli & Company, Inc., a New York corporation which is an indirect majority owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1422.

Distribution and Service Fees

     Gabelli Woodland Fund. The Gabelli Woodland Fund has adopted a Plan of Distribution (a "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of the Fund's Class AAA Shares. Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares in the class to which such Plan relates as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to their limitations. Payments under the Plan are not dependent on distribution expenses actually incurred by the Distributor.

     The Plan has been implemented by written agreement between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approves all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Directors concludes, at least annually, that continuation of the Plan is likely to benefit shareholders. To the extent any of these payments are based on allocations by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. For the fiscal year ended September 30, 2004, the Gabelli Woodland Fund incurred distribution costs of $7,876 to the Distributor for underwriting. The Plan compensates the Distributor regardless of its expense. For the fiscal year ended September 30, 2004, the Distributor identified expenditures for the Gabelli Woodland Fund of approximately $2,200 for advertising and promotion, $11,900 for printing, postage and stationery, $3,300 for overhead support expenses, $48,800 for salaries of personnel of the Distributor and $2,000 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD, Inc.

     The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board of Directors on a Fund-by-Fund basis, the Fund also makes payments to the providers of these programs, out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would otherwise incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Gabelli Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than 12b-1 fees.

     No independent Director had a direct or indirect financial interest in the operation of the Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Gabelli Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.

     FMI Woodland Fund. The FMI Woodland Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") in anticipation that such Fund will benefit from the Plan through increased sales of shares, thereby reducing such Fund's expense ratio and providing an asset size that allows the FMI Adviser greater flexibility in management. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. However, the Fund does not intend to utilize the Plan or pay any 12b-1 fees during the fiscal year ending June 30, 2005. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by the Fund may be spent by such Fund on any activities or expenses primarily intended to result in the sale of shares of such Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Corporation as the Fund does not currently employ a distributor. To the extent any activity financed by the Plan is one which the Fund may finance without a 12b-1 plan, such Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

     The Plan may be terminated by the FMI Woodland Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of such Fund. Messrs. Allen, Dalton, Gunnlaugsson and Shain are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a particular Fund provided for in the Plan requires approval of the shareholders of such Fund and the Board of Directors, including the Rule 12b-1 Directors. While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund did not incur any distribution costs pursuant to the Plan during the fiscal year ended June 30, 2004.

     Following the Reorganization, the combined fund will use the Gabelli Woodland Fund Distribution Plan, as described above.

Purchase, Valuation, Redemption and Exchange of Shares

     Procedures for the purchase, exchange and redemption of shares of the FMI Woodland Fund and the Gabelli Woodland Fund are similar. You should refer to the Gabelli Woodland Fund's Class AAA shares prospectus (a copy accompanies this Combined Prospectus/Proxy Statement) and SAI and the FMI Woodland Fund's prospectus and SAI for the specific procedures applicable to purchases, exchanges and redemptions of shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, redemption and exchange of shares. (See "Comparison of the FMI Woodland Fund and the Gabelli Woodland Fund--Current and Pro Forma Operating Expenses.")

   Purchasing Shares

     Gabelli Woodland Fund. Shareholders of the Gabelli Woodland Fund may purchase shares of the Gabelli Woodland Fund on any day the NYSE is open for trading. Shares may be purchased through the distributor; directly from the transfer agent by means of mailing a completed subscription form along with a check, money order or wire transfer; or through registered broker-dealers that have entered into selling agreements with the distributor.

     FMI Woodland Fund. Shareholders of the FMI Woodland Fund may purchase shares of the FMI Woodland Fund through a financial intermediary or directly from the transfer agent by means of a purchase application which may be mailed to the transfer agent along with a check or wire transfer.

     The Gabelli Woodland Fund shares and the FMI Woodland Fund shares may be purchased in a similar manner. Following the Reorganization, shareholders may purchase shares of the combined fund using the same procedures currently applicable to the Gabelli Woodland Fund, as described above.

   Exchanging Shares

     Gabelli Woodland Fund. Shares of the Gabelli Woodland Fund may be exchanged for shares of the same class of another fund or shares of a money market fund managed by the Gabelli Adviser or its affiliates based on their relative net asset values. Exchanges are not subject to a minimum, but an initial purchase of another fund must meet that fund's minimum initial investment.

     FMI Woodland Fund. Shares of the FMI Woodland Fund may be exchanged for shares of the FMI Common Stock Fund, FMI Focus Fund, FMI Large Cap Fund, FMI Provident Trust Strategy Fund, and First American Prime Obligations Fund at their relative net asset values. FMI Common Stock Fund, FMI Focus Fund, FMI Provident Trust Strategy Fund and FMI Large Cap Fund are other mutual funds advised by the FMI Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Neither U.S. Bancorp Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the FMI Adviser. Exchanges are subject to a $1000 minimum.

     Following the Reorganization, shareholders may redeem their shares of the Gabelli Woodland Fund using the same procedures currently applicable to the Gabelli Woodland Fund, as described above. Redemption fees will be waived for the FMI Woodland Fund shareholders with respect to the Gabelli Woodland Fund shares received in connection with the Reorganization.

   Redeeming Shares

     Gabelli Woodland Fund shareholders may place redemption orders on any day the NYSE is open for trading. Shares may be redeemed by contacting the Gabelli distributor, by sending a letter of instruction to the transfer agent or by telephone (800-GABELLI) or internet (www.gabelli.com). Redemption fees for shares purchased and held for less than 60 days are 2.00%. The Fund redeems its shares at the net asset value next determined after the Fund receives a redemption request in proper form.

     FMI Woodland Fund shareholders may redeem their shares by sending a letter of instruction directly to the Fund's transfer agent, along with share certificates (if any) and a stock power. If the shares were held by a financial intermediary, the shares must be redeemed by contacting such intermediary.

     Following the Reorganization, shareholders may redeem their shares of the combined fund using the same procedures currently applicable to the Gabelli Woodland Fund, as described in the Gabelli Equity Series Funds Prospectus.

   Determining Net Asset Value

   The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value.

     Gabelli Woodland Fund. The net asset value per share of the Gabelli Woodland Fund's Class AAA Shares is calculated on each day the NYSE is open for trading. The net asset value per share of the Fund's Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of a Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA shares by the total number of Class AAA Shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.

     FMI Woodland Fund. The FMI Woodland Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

     The Funds calculate NAV in a substantially similar manner. Following the Reorganization, NAV will be determined in a manner consistent with the Gabelli Woodland Fund's procedures, as described above.

Other Service Providers

     Gabelli Woodland Fund. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Gabelli Woodland Fund's cash and securities. Boston Financial Data Services, Inc., an affiliate of State Street, located at The BFDS Building, 66 Brooks Drive, Braintree, MA 02184, performs the shareholder services on behalf of the custodian and acts as the Fund's transfer agent and dividend disbursing agent. Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as Gabelli Equity Series Funds, Inc.'s legal counsel. Ernst & Young LLP has been appointed independent registered public accounting firm for the Fund, and is located at 5 Times Square, New York, NY 10036. To implement the Fund's 12b-1 Plans, the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc., a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422.

     FMI Woodland Fund. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, acts as custodian for the Fund. U.S. Bancorp Fund Services LLC, an affiliate of U.S. Bank, also acts as the Fund's transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent auditors for the Corporation and has so served since the fiscal year ended September 30, 1989.

     Following the Reorganization, the Gabelli Woodland Fund's current service providers will service the combined fund.

                     COMPARATIVE INFORMATION ON SHAREHOLDER
                             RIGHTS AND OBLIGATIONS

     While the FMI Woodland Fund and the Gabelli Woodland Fund are classes of different entities organized under the law of different states and, thus, governed by different organizational documents and different state laws, the Reorganization will not result in material differences in shareholder rights. The shares of the Gabelli Woodland Fund to be distributed to shareholders of the FMI Woodland Fund will generally have the same legal characteristics as the shares of the FMI Woodland Fund with respect to such matters as voting rights, accessibility, and transferability.

     Additional information concerning the attributes of the shares issued by each of the Funds is included in their respective Prospectuses and statements of additional information, which are incorporated herein by reference.

     The FMI Woodland Fund is a class of shares of a Wisconsin business corporation, and the Gabelli Woodland Fund is a class of shares of a Maryland business corporation. Each is governed by its own separate charter. Under their charters, the Gabelli Woodland Fund and the FMI Woodland Fund are each authorized to issue an unlimited number of common shares with a par value of $0.001 per share. The Boards of the corporations of which the FMI Woodland Fund and Gabelli Woodland Fund are separate classes may, without limitation, classify or reclassify any unissued shares of the FMI Woodland Fund or the Gabelli Woodland Fund into any number of additional classes of shares. The Boards of the two corporations may also, without limitation, classify or reclassify any unissued shares into one or more additional classes, each with its own assets and liabilities. The Gabelli Woodland Fund offers five classes of shares (designated as AAA, A, B, C and I shares). The FMI Woodland Fund offers a single class of shares.

     Each of the FMI Woodland Fund and the Gabelli Woodland Fund will continue indefinitely until terminated.

     With respect to each class of shares of the two corporations, shares of the same class within such class have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each class of shares of the two corporations bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services). The voting requirements on mergers, sales of assets, amendments to the charter and other extraordinary matters are similar.

     Unless (i) a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) required by applicable federal or state law, all shares entitled to vote on any matter submitted to a vote of any class of shareholders of the Gabelli Woodland Fund or of the FMI Woodland Fund are voted in the aggregate and not by class.

     There are no preemptive rights in connection with shares of either corporation. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Gabelli Woodland Fund issued in the provisions of the Reorganization Plan), all shares are fully paid and non-assessable.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS UNDER THE CHARTER DOCUMENTS GOVERNING THE FMI WOODLAND FUND AND THE GABELLI WOODLAND FUND AND APPLICABLE STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                              FINANCIAL HIGHLIGHTS

     The tables that follow present performance information about the Gabelli Woodland Fund. This information is intended to help you understand the Fund's financial performance for the life of the fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Gabelli Woodland Fund (assuming reinvestment of all dividends and distributions). The year end information has been audited by Ernst & Young LLP, whose report, along with the Gabelli Woodland Fund's financial statements, are included in the SAI or annual report, which is available upon request.

The Gabelli Woodland Fund
Financial Highlights
-------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                           Income from
                                        Investment Operations                         Distributions
                         -----------------------------------------------       ---------------------------

                  Net Asset                      Net Realized      Total         Net                      Net Asset
   Period           Value,        Net           and Unrealized     from        Realized                    Value,
   Ended          Beginning     Investment      Gain/(Loss) on   Investment    Gain on         Total       End of    Total
September 30      of Period  Income/(Loss)(d)     Investments    Operations    Investments  Distributions  Period    Return+
------------      ---------  ----------------     -----------    ----------    -----------  -------------  ------    -------

Class AAA
  2004           $10.58      $(0.14)             $2.38           $2.24         $(0.03)        $(0.03)       $12.79    21.22%
  2003(a)         10.00       (0.07)              0.65            0.58            --             --          10.58     5.80


(CONTINUATION OF TABLE)


                                  Ratios to Average Net Assets/Supplemental Data
                              -------------------------------------------------------

                  Net Assets                          Expenses
    Period           End             Net               Net of            Expenses Before           Portfolio
    Ended         of Period       Investment          Waivers/              Waivers/                Turnover
 September 30     (in 000's)     Income/(Loss)     Reimbursements        Reimbursements(c)           Rate
 ------------     ----------     -------------     --------------        -----------------           ----

Class AAA
  2004             $3,388         (1.14)%              2.00%                  5.94%                   45%
  2003(a)           2,323         (0.97)(b)            2.00(b)               15.05(b)                 39

__________________
+    Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  From commencement of investment operations on December 31, 2002 through September 30, 2003.
(b)  Annualized.
(c)  During the period, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d)  Per share amounts have been calculated using the average shares method.


         The tables that follow present performance information about the FMI Woodland Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the FMI Woodland Fund (assuming reinvestment of all dividends and distributions). The year end information has been audited by PricewaterhouseCoopers LLP, whose report, along with the FMI Woodland Fund's financial statements, are included in the SAI or annual report, which is available upon request.

                               FMI WOODLAND FUND


                                                                    For the Years Ended June 30,
                                                         ----------------------------------------------------
                                                           2004       2003       2002       2001       2000
                                                         --------  --------   --------   --------   ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  11.87  $  15.70   $  13.96   $  11.62   $  13.28
Income from investment operations:
   Net investment (loss) income(1).....................     (0.05)    (0.03)        --       0.05       0.01
   Net realized and unrealized gain (loss)
     on investments....................................      3.94     (2.23)      2.03       2.49      (1.58)
                                                         --------  --------   --------   --------   ---------
Total from Investment Operations.......................      3.89     (2.26)      2.03       2.54      (1.57)
Less distributions::
   Dividends from net investment income................        --     (0.00)        --      (0.03)        --
   Distributions from net realized gains...............        --     (1.57)     (0.29)     (0.17)     (0.09)
                                                         --------  --------   --------   --------   ---------
Total from distributions...............................        --     (1.57)     (0.29)     (0.20)     (0.09)
                                                         --------  --------   --------   --------   ---------
Net asset value, end of year...........................  $  15.76   $ 11.87   $  15.70   $  13.96   $  11.62
                                                         ========  ========   ========   ========   =========
Total return...........................................     32.77%   (14.91%)    14.73%     22.16%    (11.82%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                       18,357    31,610     42,964     38,249     36,731
Ratio of expenses (after reimbursement)
   To average net assets(2)............................      1.30%     1.30%      1.29%      1.30%      1.25%
Ratio of net investment (loss) income
   To average net assets(3)............................     (0.36%)   (0.22%)     0.01%      0.16%      0.10%
Portfolio turnover rate................................     44.65%    40.02%     56.79%     65.37%     57.31%

_______________
(1) Net investment (loss) income per share is calculated using average shares outstanding.
(2) Computed after giving effect to FMI Adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ending June 30, 2004, 2003, 2002, 2001 and 2000, the ratios would have been 1.49%, 1.50%,
1.44%, 1.42% and 1.33%,
       respectively.
(3) If the Fund had paid all of its expenses for the years ending June 30, 2004, 2003, 2002, 2001 and 2000, the ratios would have been (0.55%), (0.42%),
(0.14%), 0.04% and 0.02%, respectively.

                      INFORMATION ABOUT THE REORGANIZATION

General

     Under the Reorganization Agreement, the FMI Woodland Fund will transfer all of its assets to the Gabelli Woodland Fund, and the Gabelli Woodland Fund will assume the stated liabilities of the FMI Woodland Fund, in exchange for AAA shares of the Gabelli Woodland Fund. For more details about the Reorganization Agreement, see Appendix C "Form of Agreement and Plan of Reorganization." The shares of the Gabelli Woodland Fund issued to the FMI Woodland Fund will have an aggregate net asset value equal to the aggregate net asset value of the FMI Woodland Fund shares immediately prior to the Reorganization. Upon receipt by the FMI Woodland Fund of the shares of the Gabelli Woodland Fund, the FMI Woodland Fund will distribute the shares to FMI Woodland Fund shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix C), the FMI Woodland Fund will be terminated under applicable state law.

     Such distribution will be accomplished by opening new accounts on the books of the Gabelli Woodland Fund in the names of the FMI Woodland Fund shareholders and transferring to those shareholder accounts the shares of the Gabelli Woodland Fund. Such newly-opened accounts on the books of the Gabelli Woodland Fund will represent the respective pro rata number of shares of the same or similar class of the Gabelli Woodland Fund that the FMI Woodland Fund receives under the terms of the Reorganization Agreement. See "Terms of the Agreement."

     Accordingly, as a result of the Reorganization, each FMI Woodland Fund shareholder will own a similar class of shares of the Gabelli Woodland Fund. The Reorganization will not result in dilution of either Fund's net asset value. However, as a result of the Reorganization, a shareholder of either the FMI Woodland Fund or the Gabelli Woodland Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

     No sales charge or fee of any kind will be assessed to the FMI Woodland Fund shareholders in connection with their receipt of shares of the Gabelli Woodland Fund in the Reorganization.

Terms of the Agreement

     Pursuant to the Reorganization Agreement, the Gabelli Woodland Fund will acquire all of the assets and will assume the stated liabilities of the FMI Woodland Fund on the Closing Date in consideration for shares of the Gabelli Woodland Fund.

     On the Closing Date, the FMI Woodland Fund will transfer to the Gabelli Woodland Fund all of its assets in exchange solely for AAA shares of the Gabelli Woodland Fund that are equal in value to the value of the net assets of the FMI Woodland Fund transferred to the Gabelli Woodland Fund as of the Closing Date, as determined in accordance with Gabelli Woodland Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Gabelli Woodland Fund of the stated liabilities of the FMI Woodland Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the FMI Woodland Fund will distribute on or before the Closing Date all of its undistributed net investment income (including net capital gains) as of such date.

     The FMI Woodland Fund expects to distribute the shares of the Gabelli Woodland Fund to the shareholders of the FMI Woodland Fund promptly after the Closing Date and then dissolve pursuant to a plan of termination adopted by the FMI Board.

     The corporations of which the Gabelli Woodland Fund and the FMI Woodland Fund are classes have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

     o the approval of the Reorganization by the FMI Woodland Fund's shareholders;

     o the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

     o the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

     o the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

     o the effectiveness under applicable law of the registration statement of the Gabelli Woodland Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

     o the declaration of a dividend by the FMI Woodland Fund to distribute all of its undistributed net investment income and net capital gains; and

     o the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

     The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the FMI Woodland Fund.

     The FMI Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the FMI Woodland Fund's shareholders (as described more fully in "Reasons for the Reorganization") and that the interests of the FMI Woodland Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

     The factors considered by the FMI Board with regard to the Reorganization include, but are not limited to, the following:

     o In light of the determination by Fiduciary Management, Inc. (the "FMI Adviser") to cease managing the FMI Woodland Fund and the substantial unrealized appreciation in the FMI Woodland Fund, a liquidation or similar transaction would have adverse tax consequences to taxable investors of the FMI Woodland Fund. The Reorganization presents an opportunity for shareholders of the FMI Woodland Fund to have their investment in the FMI Woodland Fund converted into an investment in a mutual fund having similar investment objectives and policies to the FMI Woodland Fund, managed by an affiliate of the sub-adviser to the FMI Woodland Fund in a transaction in which there will be no gain or loss.

     o The portfolio manager for the Gabelli Woodland Fund is Beth Lilly, one of the portfolio managers for the FMI Woodland Fund.

     o After the Reorganization the former shareholders of the FMI Woodland Fund will have access to a larger fund family with a broader array of investment options, and with no diminution of shareholder services.

     o The costs associated with the Reorganization will be borne by the Gabelli Adviser and will not be borne by the shareholders of the FMI Woodland Fund.

     o There will be no gain or loss recognized by shareholders for federal income tax purposes as well as no gain or loss on the assets of the FMI Woodland Fund transferred to the Gabelli Woodland Fund.

     o The Reorganization appears to be the least disruptive alternative to shareholders of the FMI Mutual Fund.

     For these and other reasons, the FMI Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is the least disrcuptive alternative to shareholders of the FMI Mutual Fund and is in the best interest of the FMI Woodland Fund and its shareholders. The approval determinations were made on the basis of each director's business judgment after consideration of all of the factors taken as a whole, though individual directors may have placed different weight to various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization does not occur, the Board will be required to consider other alternatives, which includes liquidation of the Fund. Any such liquidation will not be tax-free for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the FMI Woodland Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to closing the Reorganization that each of the FMI Woodland Fund and the Gabelli Woodland Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Gabelli Woodland Fund, dated as of the Closing Date, that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

     o No gain or loss will be recognized by the FMI Woodland Fund or the Gabelli Woodland Fund upon the transfer of all of the assets of the FMI Woodland Fund to the Gabelli Woodland Fund solely in exchange for the shares of the Gabelli Woodland Fund and the assumption by the Gabelli Woodland Fund of the stated liabilities of the FMI Woodland Fund, or upon the distribution of the shares of the Gabelli Woodland Fund by the FMI Woodland Fund to its shareholders in the subsequent liquidation of the FMI Woodland Fund.

     o No gain or loss will be recognized by a shareholder of the FMI Woodland Fund who exchanges all of his, her or its shares of the FMI Woodland Fund solely for the shares of the Gabelli Woodland Fund pursuant to the Reorganization.

     o The aggregate tax basis of the shares of the Gabelli Woodland Fund received by a shareholder of the FMI Woodland Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the FMI Woodland Fund surrendered in exchange therefor.

     o The holding period of the shares of the Gabelli Woodland Fund received by a shareholder of the FMI Woodland Fund pursuant to the Reorganization will include the holding period of the shares of the FMI Woodland Fund surrendered in exchange therefor.

     o The Gabelli Woodland Fund's tax basis in the FMI Woodland Fund's assets received by the Gabelli Woodland Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the FMI Woodland Fund immediately prior to the Reorganization, and the Gabelli Woodland Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the FMI Woodland Fund.

     o The holding period of the assets of the FMI Woodland Fund in the hands of the Gabelli Woodland Fund will include the period during which those assets were held by the FMI Woodland Fund.

     The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the Gabelli Woodland Fund and the FMI Woodland Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

     The Gabelli Woodland Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the FMI Woodland Fund and its shareholders.

     Prior to the Closing Date, the FMI Woodland Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

     A portion of the portfolio assets of the FMI Woodland Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the FMI Woodland Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the FMI Woodland Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

     As noted above, shareholders of the FMI Woodland Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the distributor at any time prior to the closing of the Reorganization. (See "Purchase, Valuation, Redemption and Exchange of Shares" above.) Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

     The Gabelli Adviser will bear the direct and indirect expenses incurred by the Gabelli Woodland Fund and the FMI Woodland Fund in connection with the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of this combined Proxy/Registration Statement and printing and distribution of the Proxy Form, legal fees, accounting fees, securities registration fees, and expenses of holding a shareholders meeting of the FMI Woodland Fund.

     Neither of the Funds nor the Gabelli Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

     If the Reorganization is approved, the Gabelli Woodland Fund will establish an account for each FMI Woodland Fund shareholder containing the appropriate number of shares of the Gabelli Woodland Fund. [Shareholders of the FMI Woodland Fund who are accumulating FMI Woodland Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to FMI Woodland Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the Gabelli Woodland Fund received in the Reorganization through similar plans maintained by the Gabelli Woodland Fund.] It will not be necessary for shareholders of the FMI Woodland Fund to whom certificates have been issued to surrender their certificates. Upon termination of the FMI Woodland Fund, such certificates will become null and void. Generally, no certificates for the Gabelli Woodland Fund will be issued.
Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Gabelli Woodland Fund.

                               OTHER INFORMATION

Shareholder Information

     Gabelli Woodland Fund. As of [date to come], the Gabelli Woodland Fund had outstanding [number of shares to come] shares. As of January 3, 2005, the Officers and Directors of the Gabelli Equity Series Funds, as a group, owned 2.5% of the Gabelli Woodland Fund. As of January 3, 2005, no person was known by the Gabelli Woodland Fund to own beneficially or of record 5% or more of any class of the shares of the Gabelli Woodland Fund except as follows:


Name and Address of Owner                                        % Ownership                Nature of Ownership

Class AAA        Bear Stearns Securities Corp                          6.60%                       Record
                 1 Metrotech Center North
                 Brooklyn, NY 11201-3870

Class A          Susan S. Oblon, Trustee                              46.93%*                      Record
                 Susan S. Oblon Revoc. Trust
                 Norman Oblon POA
                 11201 Tara Rd.
                 Potomac, MD 20854-13451

                 State Street Bank & Trust Co.                        23.55%                       Record
                 Cust for the Sep IRA A/C
                 Kenneth A. Hritz
                 9166 Shetter Rd.
                 Lima, NY 14485-9311

                 First Clearing, LLC                                  10.44%                       Record
                 Nicholas A. Shiftan
                 P.O. Box 2602
                 La Jolla, CA 92038-2602

                 Jones (Edward D.) and Company                         6.30%                       Record
                 FBO Cheryl L. Paris
                 P.O. Box 2500
                 Maryland Heights, MD 63043-8500

                 Keith M. Hladek                                       5.19%                       Record

Class B          Gabelli Asset Management Inc                        100.00%                     Beneficial
                 Attn: Chief Financial Officer
                 One Corporate Center
                 Rye, NY 10580-1422

Class C          Southwest Securities Inc                             71.59%*                      Record

                 Carl V. Bostrom

                 Southwest Securities Inc. FBO                        18.00%                       Record
                 Joseph E. Pitoniak
                 As Rollover IRA Custodian
                 P.O. Box 509002
                 Dallas, TX 75250-9002

                 Southwest Securities Inc. FBO                        10.10%                       Record
                 Joseph F. Savelli
                 US Banks
                 As Rollover IRA Custodian
                 P.O. Box 509002
                 Dallas, TX 75250-9002

___________________________________
* Beneficial ownership is disclaimed. Beneficial ownership of shares representing 25% or more of the outstanding shares of the Funds may be deemed to have control, as that term is defined in the 1940 Act.

     The FMI Woodland Fund. As of [date to come], there were [number of shares to come] shares of the FMI Woodland Fund outstanding. As of such date, the members of the board and officers of the FMI Woodland Fund as a group owned less than 1% of the shares of the FMI Woodland Fund. Set forth below are the names and addresses of all holders of each of the Fund's shares who as of September 30, 2004 beneficially owned more than 5% of such Fund's then outstanding shares, as well as the number of shares of such Fund beneficially owned by all officers and directors of such Fund as a group.


[Name and Address of Beneficial Owner            Beneficial Ownership        % Ownership

Wells Fargo Bank MN, NA**                             597,172                   43.49%
FBO Lakewood Cemetery
P.O. Box 1533
Minneapolis, MN 55480

National Financial Services LLC**                     235,752                   17.17%
FBO The Exclusive Benefit of our Customers
200 Liberty Street
New York, NY 10281

Atwell & Co.*                                         208,663                   15.20%
P.O. Box 2044
Peck Slip Station
New York, NY 10036

Officers and directors as a group (8 persons)               0                       0%

* Owned beneficially.
** Owned of record.

     FMI Woodland Fund is controlled by Lakewood Cemetery. Wells Fargo Bank, N.A., an indirect wholly-owned subsidiary of Wells Fargo & Company, is the record holder of these shares. Persons with sole or shared power to vote more than 25% of the outstanding shares of the FMI Woodland Fund may be deemed to control such Fund, as that term is defined in the 1940 Act, and may be able to greatly affect (if not determine) the outcome of any shareholder vote brought solely before the shareholders of such Fund.]

Shareholder Proposals

     Neither of the Funds holds regular annual meetings of shareholders. As a general matter, the Gabelli Woodland Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the FMI Woodland Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the FMI Woodland Fund should send such proposal to the Secretary of the FMI Mutual Funds, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

     [Solicitation of proxies is being made primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about [date to come]. FMI Woodland Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the FMI Woodland Fund and its affiliate as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The FMI Woodland Fund has retained [_______], a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. FMI Woodland Fund shareholders may receive a telephone call from To come asking them to vote. The proxy solicitation expenses in connection with combinations of the FMI Woodland Funds with certain Gabelli Equity Series Funds, Inc. are estimated to be approximately $[x] million, all of which will be borne by Gabelli Equity Series Funds and FMI Funds.]

                      VOTING INFORMATION AND REQUIREMENTS

     The FMI Board has fixed the close of business on [date to come] as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. FMI Woodland Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights. FMI Woodland Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the FMI Woodland Fund or by voting in person at the Special Meeting.

     If a Proxy is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy Form or by submitting a Proxy by telephone or over the Internet), the shares of the FMI Woodland Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The FMI Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     The holders of a majority of the shares of the FMI Woodland Fund entitled to be cast on the proposed Reorganization that are outstanding at the close of business on the record date and are present in person or represented by proxy will constitute a quorum for the special meeting. Approval by the FMI Woodland Fund of the proposed Reorganization will require that the votes cast in person or by proxy at the Special meeting in favor of the Reorganization exceed the votes cast in person or by proxy against the Reorganization. Shareholders of the FMI Woodland Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the FMI Woodland Fund in obtaining a quorum, but both have no effect for purposes of obtaining the requisite vote for approval of the Reorganization. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

     In the event that sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require that the votes cast in person or by proxy at the Special Meeting in favor of adjournment exceed the votes cast in person or by proxy against adjournment. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposed Reorganization will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

     You are requested to fill in, sign and return the enclosed proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

[date to come]

A        COMMENT
                                   APPENDICES
                                                                    APPENDIX A

                           FUNDAMENTAL RESTRICTIONS

     Each of the Funds' investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the lesser (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are represented in person or by proxy, or
(2) more than 50% of the Fund's outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy.

The FMI Woodland Fund

The FMI Woodland Fund may not:

         (1) purchase securities on margin, participate in a joint-trading account, or sell securities short;

         (2) borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its net assets) or for emergency or extraordinary purposes, and pledge any of its assets, except to secure borrowings and only to an extent not greater than 10% of the value of its net assets;

         (3) lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of its net assets) or will lend its portfolio securities. A repurchase agreement involves a sale of securities to the FMI Woodland Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, such Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in value of the collateral during the period while such Fund seeks to enforce its rights thereto; (b) possible decreased levels of income during this period; and (c) expenses of enforcing its rights;

         (4) make investments for the purpose of exercising control or management of any company;

         (5) purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, it would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of its assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's assets may be invested without regard to these limitations;

         (6) concentrate more than 25% of the value of its net assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry;

         (7) acquire or retain any security issued by a company, an officer or director of which is an officer or director of the FMI Funds or an officer, director or other affiliated person of its investment adviser;

         (8) acquire or retain any security issued by a company if any of the directors or officers of the FMI Funds, or directors, officers or other affiliated persons of its investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities;

         (9) act as an underwriter or distributor of securities other than shares of the FMI Funds, nor may purchase any securities which are restricted from sale to the public without registration under the Securities Act;

         (10) purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program;

         (11) purchase or sell real estate, real estate mortgage loans or real estate limited partnerships;

         (12) purchase or sell commodities or commodities contracts; or

         (13) invest more than 10% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.


The Gabelli Woodland Fund

The Gabelli Woodland Fund may not:

         (1) invest 25% or more of the value of its total assets in any one industry;

         (2) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33-1/3% of its total (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

         (3) make loans of money or property to any person, except through loans of portfolio assets, the purchase of debt instruments or the acquisition of assets subject to repurchase agreements;

         (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

         (5) invest for the purpose of exercising day-to-day operating control over management of any company;

         (6) purchase real estate or interests therein, which does not include securities or other instruments issued by companies that invest primarily in real estate; or

         (7) purchase or sell commodities or commodity contracts or invest in any oil, gas or mineral interests except in each case to the extent the Fund would not be required to register as a commodity pool.

        COMMENT
                                                                    APPENDIX B


     Set forth in the table below is the dollar range of equity securities in the Gabelli Woodland Fund beneficially owned by each Gabelli Equity Series Funds director- as of December 31, 2004:


                                                                                 Dollar Range of
                                                                                     Equity
                                                                                 Securities Held
   Name of Director                                  Fund                         in each Fund*
   ----------------                                  ----                        ---------------
   INTERESTED
   DIRECTORS:
   Mario J. Gabelli             The Gabelli Woodland Small Cap Value Fund               E
   John D. Gabelli              The Gabelli Woodland Small Cap Value Fund               D
   Karl Otto Pohl               The Gabelli Woodland Small Cap Value Fund               A


                                                                                 Dollar Range of
                                                                                     Equity
                                                                                 Securities Held
   Name of Director                                  Fund                         in each Fund*
   ----------------                                  ----                        ---------------
   NON-INTERESTED
   DIRECTORS:
   Anthony J. Colavita**        The Gabelli Woodland Small Cap Value Fund               B
   Vincent D. Enright           The Gabelli Woodland Small Cap Value Fund               B
   Robert J. Morrissey          The Gabelli Woodland Small Cap Value Fund               A
   Anthony R. Pustorino**       The Gabelli Woodland Small Cap Value Fund               C
   Anthonie C. van Ekris**      The Gabelli Woodland Small Cap Value Fund               A
   Salvatore J. Zizza           The Gabelli Woodland Small Cap Value Fund               A

---------------------------------
*    Key to Dollar Ranges- Information as of December 31, 2004
     ---------------------------------------------------------
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   Over $100,000
** Mr. Colavita and Mr. Pustorino each beneficially owns less than 1% of the common stock of Lynch Corporation having a value of $14,500 as of December 31, 2004. Mr. Van Ekris beneficially owns less than 1% of the common stock of (1) Lynch Corporation having a value of $17,400 as of December 31, 2004 and (ii) Lynch Interactive Corporation having a value of $76,800 as of December 31, 2004. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Gabelli Woodland Fund's Advisor.


     The directors and principal executive officers of Gabelli Equity Series Funds, and their addresses and principal occupations are:


                                                  Number of
                                     Term of       Funds in
                                    Office and       Fund
                                    Length of      Complex
Name, Position(s)                      Time        Overseen     Principal Occupation(s)               Other Directorships
Address(1) and Age                   Served(2)    by Director   During Past Five Years                Held by Director(3)
------------------                  ----------    -----------   ----------------------                -------------------

INTERESTED DIRECTORS(4):

Mario J. Gabelli                      Since           24        Chairman of the Board, Chief          Director of Morgan
Director and Chairman of the           1991                     Executive Officer of Gabelli Asset    Group Holdings, Inc.
Board                                                           Management Inc. and Chief             (holding company)
Age: 62                                                         Investment Officer of Gabelli
                                                                Funds, LLC and GAMCO Investors,
                                                                Inc.; Vice-Chairman and Chief
                                                                Executive Officer of Lynch
                                                                Interactive Corporation
                                                                (multimedia and services)

John D. Gabelli                       Since           10        Senior Vice President of Gabelli &    ---
Director                               1991                     Company, Inc.; Director of Gabelli
Age: 60                                                         Advisers, Inc.

Karl Otto Pohl                        Since           34        Member of the Shareholder             Director of Gabelli
Director                               1992                     Committee of Sal Oppenheim Jr. &      Asset Management
Age: 75                                                         Cie (private investment bank);        Inc. (investment
                                                                Former President of the Deutsche      management);
                                                                Bundesbank and Chairman of its        Chairman, Incentive
                                                                Central Bank Council (1980-1991)      Capital and
                                                                                                      Incentive Asset
                                                                                                      Management (Zurich);
                                                                                                      Director at Sal
                                                                                                      Oppenheim Jr. & Cie,
                                                                                                      Zurich

NON-INTERESTED DIRECTORS:
Anthony J. Colavita                 Since 1991        36        President and Attorney at Law in              ---
Director                                                        the law firm of Anthony J.
Age: 69                                                         Colavita, P.C.

Vincent D. Enright                  Since 1991        13        Former Senior Vice President and     Director of Aphton
Director                                                        Chief Financial Officer of KeySpan   Corporation
Age: 61                                                         Energy FMI Funds                     (biopharmaceuticals)

Robert J. Morrissey                 Since 1991        10        Partner in the law firm of           ---
Director                                                        Morrissey, Hawkins & Lynch
Age: 65

Anthony R. Pustorino                Since 1991        17        Certified Public Accountant;         Director of Lynch
Director                                                        Professor Emeritus, Pace             Corporation
Age: 79                                                         University                           (diversified
                                                                                                     manufacturing)
Anthonie C. van Ekris               Since 1991        20        Managing Director of BALMAC          Director of Aurado
Director                                                        International, Inc. (commodities)    Exploration Inc. (oil
Age: 70                                                                                              and gas operations)

Salvatore J. Zizza                  Since 2001        24        Chairman, Hallmark Electrical        Director of Hollis
Director                                                        Suppliers Corp.                      Eden Pharmaceuticals;
Age: 59                                                                                              Director of Earl
                                                                                                     Scheib, Inc.
                                                                                                     (automotive services)


Name, Position(s)                  Term of Office                            Principal Occupation(s)
                                                                             During Past Five Years

OFFICERS:

Bruce N. Alpert                      Since 2003      Executive Vice President and Chief Operating Officer of Gabelli Funds,
President and Principal                              LLC since 1988 and an officer of all mutual funds advised by Gabelli
Financial Officer                                    Funds, LLC and its affiliates. Director and President of Gabelli
Age: 53                                              Advisers, Inc.

James E. McKee                       Since 1995      Vice President, General Counsel and Secretary of Gabelli Asset
Secretary                                            Management Inc. since 1999 and GAMCO Investors, Inc. since 1993;
Age: 41                                              Secretary of all mutual funds advised by Gabelli Advisers, Inc. and
                                                     Gabelli Funds, LLC

SPECIAL POSITIONS:

Peter Goldstein                      Since 2004      Director of Regulatory Affairs at Gabelli Asset Management Inc. since
Chief Compliance Officer                             February 2004; Vice President of Goldman Sachs Asset Management from
Age:  51                                             November 2000 through January 2004; Deputy General Counsel at Gabelli
                                                     Asset Management Inc. from February 1998 through November 2000.


(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Gabelli Equity Series Funds' By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he resigns or retires or until his successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mario J. Gabelli, John D. Gabelli and Karl Otto Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC, which acts as investment adviser to the Fund. Mario J. Gabelli and John D. Gabelli are brothers.

                                                                   APPENDIX C


                  Form of Agreement and Plan of Reorganization



                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __th day of April, 2005, by and among Gabelli Equity Series Funds, Inc., a registered investment company and a Maryland corporation (the "Acquiror"), with respect to The Gabelli Woodland Small Cap Value Fund, a separate class of the Acquiror (the "Acquiring Fund"), and FMI Mutual Funds, Inc., a registered investment company and a Wisconsin corporation (the "Seller"), with respect to FMI Woodland Small Capitalization Value Fund, a separate class of the Seller (the "FMI Woodland Fund").

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the FMI Woodland Fund in exchange for Class AAA shares of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiror, on behalf of the Acquiring Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the FMI Woodland Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the FMI Woodland Fund and the termination, dissolution and complete liquidation for tax purposes of the FMI Woodland Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund is a separate class of the Acquiror, and the FMI Woodland Fund is a separate class of the Seller; the Acquiror and the Seller are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and the FMI Woodland Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, each of the Acquiring Fund and the FMI Woodland Fund is properly treated as a "regulated investment company" under Subchapter M of the Code;

     WHEREAS, the Acquiring Fund is authorized to issue its shares of Class AAA common stock;

     WHEREAS, the Board of Directors of the Acquiror has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Board of Directors of the Seller has determined that the Reorganization is in the best interests of the FMI Woodland Fund and that the interests of the existing shareholders of the FMI Woodland Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

     TRANSFER OF ASSETS OF THE FMI WOODLAND FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF FMI WOODLAND FUND STATED LIABILITIES
                    AND LIQUIDATION OF THE FMI WOODLAND FUND

     1.1 The Exchange. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the FMI Woodland Fund agrees to convey, transfer and deliver the assets of the FMI Woodland Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Fund agrees: (a) to deliver to the FMI Woodland Fund the number of full and fractional shares of Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the FMI Woodland Fund's assets, net of the liabilities of the FMI Woodland Fund, attributable to shares of the FMI Woodland Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the FMI Woodland Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

     1.2 Assets to be Acquired. The assets of the FMI Woodland Fund to be acquired by the Acquiring Fund shall consist of all property owned by the FMI Woodland Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the FMI Woodland Fund, any deferred or prepaid expenses shown as an asset on the books of the FMI Woodland Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the FMI Woodland Fund's rights under this Agreement (the "Assets").

     The FMI Woodland Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the FMI Woodland Fund's portfolio securities and other investments and (b) a list of the FMI Woodland Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the FMI Woodland Fund prior to the date of the approval of the Reorganization by the Board of Directors of the Seller, and
(ii) those assets that were acquired subsequent to such board approval but in accordance with the FMI Woodland Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, within 3 days prior to the Closing Date, furnish the FMI Woodland Fund with a list of the securities and other instruments, if any, on the FMI Woodland Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested in writing by the Acquiring Fund within 3 business days prior to the Closing Date, the FMI Woodland Fund will dispose of securities and other instruments on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the FMI Woodland Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the FMI Woodland Fund, if requested in writing by the Acquiring Fund within 3 business days prior to the Closing Date, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the FMI Woodland Fund furnishes the Acquiring Fund with the list described above, the FMI Woodland Fund will not, without the prior approval of the Acquiror on behalf of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the FMI Woodland Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the FMI Woodland Fund's directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the FMI Woodland Fund and (b) nothing will permit the FMI Woodland Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the FMI Woodland Fund.

     1.3 Liabilities to be Assumed. The FMI Woodland Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the FMI Woodland Fund set forth in the FMI Woodland Fund's statement of assets and liabilities as of the Closing Date delivered by the FMI Woodland Fund to the Acquiring Fund pursuant to paragraph 5.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the FMI Woodland Fund.

     1.4 State Filings. Prior to the Closing Date, the Seller shall make any filings with the State of Wisconsin that are required under the laws of the State of Wisconsin to be made prior to the Closing Date.

     1.5 Liquidation and Distribution. On or as soon as practicable after the Closing Date the FMI Woodland Fund will distribute in complete liquidation of the FMI Woodland Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "FMI Woodland Fund Shareholders"), all of the Acquiring Fund Shares received by the FMI Woodland Fund. Upon completion of the distribution of all of the Acquiring Fund shares in accordance with the prior sentence, the FMI Woodland Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the FMI Woodland Fund to open accounts on the share records of the Acquiring Fund in the name of the FMI Woodland Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due FMI Woodland Fund Shareholders. All issued and outstanding shares of the FMI Woodland Fund will, simultaneously with the distribution, be cancelled on the books of the FMI Woodland Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.7 Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the FMI Woodland Fund shares on the books of the FMI Woodland Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 Reporting Responsibility. Any reporting responsibility of the FMI Woodland Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the FMI Woodland Fund, or the Seller on behalf of the FMI Woodland Fund.

     1.9 Termination and Dissolution. The FMI Woodland Fund shall be liquidated and dissolved promptly following all distributions made pursuant to paragraph
1.5 in accordance with the laws of the State of Wisconsin and the federal securities laws.

     1.10 Books and Records. Immediately after the Closing Date, the share transfer books relating to the FMI Woodland Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the FMI Woodland Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the FMI Woodland Fund from and after the Closing Date at the Acquiring Fund's cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

     1.11 The Acquiror shall take all actions expressed herein as being the obligations of the Acquiring Fund on behalf of the Acquiring Fund. The Seller shall take on behalf of the FMI Woodland Fund all actions expressed herein as being the obligations of the FMI Woodland Fund.

                                   ARTICLE II

                                   VALUATION

     2.1 Valuation of Assets. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the Acquiring Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 Valuation of Shares. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed on the Closing Date, using the Acquiring Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 Closing Date. Subject to the terms and conditions set forth herein, the Closing shall occur on June 30, 2005, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP at Four Times Square, New York NY 10036, or at such other time and/or place as the parties may agree. The parties may close via overnight courier immediately following the Closing.

     3.2 Custodian's Certificate. The FMI Woodland Fund shall instruct its Custodian, U.S. Bank, N.A. (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the FMI Woodland Fund. The FMI Woodland Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, State Street Bank and Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the FMI Woodland Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The FMI Woodland Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the FMI Woodland Fund shall be transferred and delivered by the FMI Woodland Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 Effect of the Suspension in Trading. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the FMI Woodland Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or
(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the FMI Woodland Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

     3.4 Transfer Agent's Certificate. The FMI Woodland Fund shall instruct its transfer agent, U.S. Bancorp Fund Services, LLC, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names, addresses and tax identification numbers of FMI Woodland Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each FMI Woodland Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the FMI Woodland Fund, or provide evidence reasonably satisfactory to the FMI Woodland Fund that such Acquiring Fund Shares have been credited to the FMI Woodland Fund's account on the books of the Acquiring Fund.

     3.5 Delivery of Additional Items. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 Failure to Deliver Assets. If the FMI Woodland Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Assets of the FMI Woodland Fund for the reason that any of such Assets have not yet been delivered to it by the FMI Woodland Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the FMI Woodland Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers' confirmation slips.

                                  ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 Representations of the FMI Woodland Fund. The Seller, on behalf of the FMI Woodland Fund, represents and warrants to the Acquiror, on behalf of the Acquiring Fund, as follows:

         (a) The Seller is a corporation that is duly organized and validly existing under the laws of the State of Wisconsin. The Seller has filed with the Wisconsin Department of Financial Institutions all necessary reports and has not filed articles of dissolution. The FMI Woodland Fund is a legally designated, separate class of the Seller. The Seller is duly authorized to transact business in the State of Wisconsin and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the FMI Woodland Fund. The Seller, on behalf of the FMI Woodland Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the FMI Woodland Fund.

         (b) The Seller is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Seller is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the FMI Woodland Fund.

         (c) Any written information furnished by the Seller with respect to the Seller and the FMI Woodland Fund for use in the Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the "Registration Statement"), or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading. The Proxy Statement contained in the Registration Statement, insofar as it relates to the FMI Woodland Fund, will, on the effective date of the Proxy Statement and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (c) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations thereunder.

         (d) The FMI Woodland Fund's prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, as of their respective dates, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

         (e) The FMI Woodland Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Seller on behalf of the FMI Woodland Fund will not result in the violation of, Wisconsin law or any provision of the Seller's articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Seller (with respect to the FMI Woodland Fund) or the FMI Woodland Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Seller on behalf of the FMI Woodland Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Seller or the FMI Woodland Fund is a party or by which it is bound.

         (f) The FMI Woodland Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

         (g) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Seller's knowledge threatened against the FMI Woodland Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Seller or the FMI Woodland Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the FMI Woodland Fund to carry out the transactions contemplated by this Agreement. The FMI Woodland Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

         (h) The audited financial statements of the FMI Woodland Fund for the fiscal years ended June 30, 2003 and June 30, 2004, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect, in all material respects, the financial condition and the results of operations of the FMI Woodland Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the FMI Woodland Fund whether actual or contingent and whether or not determined or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the FMI Woodland Fund for the six months ended December 31, 2004 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the FMI Woodland Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect, in all material respects, the financial condition and the results of operations of the FMI Woodland Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the FMI Woodland Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

         (i) There have been no changes in the financial position of the FMI Woodland Fund as reflected in the audited financial statements for the fiscal years ended June 30, 2003 and June 30, 2004, and the unaudited financial statements of the FMI Woodland Fund for the six months ended December 31, 2004, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of FMI Woodland Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there have been no material adverse changes in the FMI Woodland Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the FMI Woodland Fund (other than changes occurring in the ordinary course of business), or any incurrence by the FMI Woodland Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the FMI Woodland Fund due to declines in the value of FMI Woodland Fund's Assets, the discharge of FMI Woodland Fund liabilities or the redemption of FMI Woodland Fund shares by FMI Woodland Fund Shareholders shall not constitute a material adverse change.

         (j) Since the date of the financial statements referred to in paragraph 4.1(h) above, there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the FMI Woodland Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the FMI Woodland Fund granted by or on behalf of the FMI Woodland Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the FMI Woodland Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the FMI Woodland Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the FMI Woodland Fund for borrowed money or any commitment to borrow money by or on behalf of the FMI Woodland Fund; (v) any amendment of the Seller's organizational documents in a manner materially affecting the FMI Woodland Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the FMI Woodland Fund other than a lien for taxes not yet due and payable.

         (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the FMI Woodland Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the FMI Woodland Fund's knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

         (l) The Seller's authorized capital stock consists of 10,000,000,000 shares of common stock of which 300,000,000 are allocated to the FMI Woodland Fund. There were outstanding [number of shares to come] shares of the FMI Woodland Fund, as of [date to come], and no shares of the FMI Woodland Fund were held in the treasury of the Seller. All issued and outstanding shares of stock of the FMI Woodland Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the "1933 Act") and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable (except to the extent provided by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, and are not subject to preemptive or dissenter's rights. All of the issued and outstanding shares of the FMI Woodland Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the FMI Woodland Fund's transfer agent as provided in paragraph 3.4. The FMI Woodland Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the FMI Woodland Fund shares and has no outstanding securities convertible into any of the FMI Woodland Fund shares.

         (m) At the Closing Date, the Seller, on behalf of the FMI Woodland Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the FMI Woodland Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Wisconsin state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

         (n) The Seller, on behalf of the FMI Woodland Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of the Seller. Subject to approval by the FMI Woodland Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Seller, enforceable in accordance with its terms and no other corporate action or proceedings by the FMI Woodland Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

         (o) The information to be furnished by the FMI Woodland Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

         (p) The FMI Woodland Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years ending on or before the Closing Date.

         (q) Except for the Registration Statement and the approval of this Agreement by the FMI Woodland Fund's Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Seller, on behalf of the FMI Woodland Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the FMI Woodland Fund as described in paragraph 4.1(r) is required for the consummation by the Seller, on behalf of the FMI Woodland Fund, of the transactions contemplated by this Agreement.

         (r) The Seller has called a special meeting of FMI Woodland Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

     4.2 Representations of the Acquiring Fund. The Acquiror, on behalf of the Acquiring Fund, represents and warrants to the Seller on behalf of the FMI Woodland Fund, as follows:

         (a) The Acquiror is a corporation that is duly organized, validly existing and in good standing under laws of the State of Maryland. The Acquiring Fund is a legally designated, separate class of the Acquiror. The Acquiror is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiror, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         (b) The Acquiror is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiror is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

         (c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiror and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiror and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the FMI Woodland Fund furnished to the Acquiring Fund by the FMI Woodland Fund. From the effective date of the Registration Statement through the time of the meeting of the FMI Woodland Fund Shareholders and on the Closing Date, any written information furnished by the Acquiror with respect to the Acquiror and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

         (d) The Acquiring Fund's prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

         (e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiror on behalf of the Acquiring Fund will not result in the violation of, Maryland law or any provision of the Acquiror's articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiror (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiror on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiror or the Acquiring Fund is a party or by which it is bound.

         (f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiror's knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiror or the Acquiring Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

         (g) The audited financial statements of the Acquiring Fund as of September 30, 2003 and September 30, 2004, and for the fiscal years then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Ernst & Young LLP, and such statements (true and complete copies of which have been furnished to the FMI Woodland Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund for the six months ended March 31, 2004 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the FMI Woodland Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

         (h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of September 30, 2004 and for the fiscal year then ended, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since September 30, 2004, there has been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund's Assets, the discharge of the Acquiring Fund liabilities or the redemption of Acquiring Fund shares by Acquiring Fund Shareholders shall not constitute a material adverse change.

         (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund's knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

         (j) The Acquiror 's authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. There were outstanding [number of outstanding shares to come] shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiror. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. All of the issued and outstanding shares of the Acquiring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquiring Fund's transfer agent as provided in paragraph 3.4. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

         (k) At the Closing Date, the Acquiror, on behalf of the Acquiring Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Seller has received notice at or prior to the Closing Date.

         (l) The Acquiror, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of the Acquiror. This Agreement constitutes a valid and binding obligation of the Acquiror, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

         (m) The Acquiring Fund Shares to be issued and delivered to the FMI Woodland Fund for the account of the FMI Woodland Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

         (n) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

         (o) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

         (p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiror, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the FMI Woodland Fund as described in paragraph 4.1(q) is required for the consummation by the Acquiror, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

                                   ARTICLE V

           COVENANTS OF THE ACQUIRING FUND AND THE FMI WOODLAND FUND

     5.1 Operation in Ordinary Course. Subject to paragraph 7.3, each of the Acquiring Fund and FMI Woodland Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 The Seller will prepare and deliver to the Acquiror on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the FMI Woodland Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the FMI Woodland Fund are being correctly determined in accordance with the terms of this Agreement. The Seller will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the FMI Woodland Fund and (2) a list of the FMI Woodland Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Seller.

     5.3 Access to Books and Records. Upon reasonable notice, the Seller shall make available to the Acquiror's officers and agents all books and records of the Seller relating to the FMI Woodland Fund.

     5.4 Additional Information. The FMI Woodland Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the FMI Woodland Fund's shares.

     5.5 Contract Termination. The FMI Woodland Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

     5.6 Further Action. Subject to the provisions of this Agreement, the Acquiring Fund and the FMI Woodland Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Seller and the FMI Woodland Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 Statement of Earnings and Profits. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the FMI Woodland Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the FMI Woodland Fund for federal income tax purposes, as well as any capital loss carryovers and items that Acquiring Fund will succeed and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Seller.

     5.8 Preparation of the Registration Statement. The Acquiror will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the FMI Woodland Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the FMI Woodland Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the FMI Woodland Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the FMI Woodland Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in prompt preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.9 Tax Status of Reorganization. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiror nor the Seller shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the FMI Woodland Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Acquiror, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).

     5.10 Reasonable Best Efforts. Each of the Acquiror, the Acquiring Fund, the Seller and the FMI Woodland Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.11 Authorizations. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

     5.12 No Restriction of Permitted Investments. The Acquiring Fund shall not change its articles of incorporation, prospectus or statement of additional information prior to Closing so as to restrict permitted investments for the Acquiring Fund prior to the Closing, except as required by the Commission.

                                  ARTICLE VI

          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FMI WOODLAND FUND

          The obligations of the FMI Woodland Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following condition that all representations, covenants and warranties of the Acquiror, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the FMI Woodland Fund a certificate executed in the Acquiring Fund's name by the Acquiror's President and its Treasurer, in form and substance satisfactory to the FMI Woodland Fund and dated as of the Closing Date, to such effect and as to such other matters as the FMI Woodland Fund shall reasonably request. The FMI Woodland Fund shall have received certified copies of the resolutions adopted by the Board of Directors of the Acquiror approving this Agreement and the transactions contemplated herein.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the FMI Woodland Fund of all the obligations to be performed by the FMI Woodland Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Seller, on behalf of itself and the FMI Woodland Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The FMI Woodland Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the FMI Woodland Fund's name by the Seller's President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Directors of the Seller approving this Agreement and the transactions contemplated herein.

     7.2 The FMI Woodland Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the FMI Woodland Fund's assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the FMI Woodland Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Seller.

     7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the FMI Woodland Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the FMI Woodland Fund shareholders all of the FMI Woodland Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     7.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, or other fees payable for services provided to the FMI Woodland Fund, nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

     7.5 The Seller shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

                                 ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
                      ACQUIRING FUND AND FMI WOODLAND FUND

     If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the FMI Woodland Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the FMI Woodland Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the FMI Woodland Fund in accordance with the provisions of the Seller's charter and bylaws, applicable Wisconsin law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the FMI Woodland Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 The Commission shall not have issued an unfavorable report under
Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act.

     8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the FMI Woodland Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiror on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective.

     8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Seller, the FMI Woodland Fund, the Acquiror or the Acquiring Fund or any of the investment advisers, directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.6 The Acquiror and the Seller each shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Acquiring Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, the Reorganization will be treated as a reorganization within the meaning of Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and each FMI Woodland Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the FMI Woodland Fund may waive the condition set forth in this paragraph 8.6.

                                   ARTICLE IX

                                    EXPENSES

     Except as otherwise expressly provided in this Agreement, Gabelli Funds, LLC, the investment adviser to the Acquiring Fund, shall bear the direct and indirect expenses incurred by the Acquiring Fund and the FMI Woodland Fund, each in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement, legal fees (including those relating to the opinion described in paragraph 8.6), accounting fees, securities registration fees, and expenses of holding a shareholders' meeting of the FMI Woodland Fund.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiror, on behalf of the Acquiring Fund, and the Seller, on behalf of the FMI Woodland Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

                                   ARTICLE XI

                                  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiror and the Seller. In addition, either the Acquiror or the Seller may at their option terminate this Agreement at or before the Closing Date due to:

          (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the FMI Woodland Fund, the Acquiror or the Seller, or their respective Boards of Directors or officers, to the other party or its Board of Directors. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                   ARTICLE XII

                                   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiror and the Seller as specifically authorized by their respective Board of Directors; provided, however, that, following the meeting of the FMI Woodland Fund Shareholders called by the FMI Woodland Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the FMI Woodland Fund Shareholders under this Agreement to the detriment of such FMI Woodland Fund Shareholders without their further approval.

                                 ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                  ARTICLE XIV

                                    NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Seller, in each case to the attention of Donald S. Wilson at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, with a copy to Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, attn:
Richard L. Teigen, or to the Acquiror, in each case to the attention of Bruce
N. Alpert at One Corporate Center, Rye, New York 10580, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, attn: Richard Prins, or to any other address that the Acquiror or the Seller shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                          GABELLI EQUITY SERIES FUNDS, INC.
                                              on behalf of its class,
                                              The Gabelli Woodland Small Cap
                                              Value Fund

                                          By: _______________________________
                                          Name:
                                          Title:


ACKNOWLEDGED:


By:______________________________
Name:
Title:


                                          FMI MUTUAL FUNDS, INC.
                                              on behalf of its class,
                                              FMI Woodland Small Capitalization
                                              Value Fund

                                          By: _______________________________
                                          Name:
                                          Title:



ACKNOWLEDGED:


By: _____________________________
Name:
Title:

                       GABELLI EQUITY SERIES FUNDS, INC.
                             FMI MUTUAL FUNDS, INC.

                                   FORM N-14

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 27, 2005

     This Statement of Additional Information (the "SAI") relates to the proposed reorganization (the "Reorganization") of the FMI Woodland Small Capitalization Fund (the "FMI Woodland Fund"), a class of FMI Mutual Funds, Inc., a Wisconsin corporation, into the Gabelli Woodland Small Cap Value Fund (the "Gabelli Woodland Fund"), a class of Gabelli Equity Series Funds, Inc., a Maryland corporation.

     This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [date to come] (the "Combined Prospectus/Proxy Statement") of the Gabelli Equity Series Funds, Inc. As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of, and the assumption of stated liabilities of, the FMI Woodland Fund, in exchange for shares of the Gabelli Woodland Fund. The FMI Woodland Fund would distribute the Gabelli Woodland Fund shares it receives to its shareholders in complete liquidation of the FMI Woodland Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the SEC, and is available upon request and without charge by writing to Gabelli Equity Series Funds, Inc.

                               TABLE OF CONTENTS

I.   Additional Information about the Gabelli Woodland Fund and the
     FMI Woodland Fund                                                        1

II.  Financial Statements                                                     1

     a. Pro Forma Gabelli Woodland Fund Portfolio of Investments as of September 30, 2004

     b.  Pro Forma Gabelli Woodland Fund Statement of Assets and
         Liabilities as of September 30, 2004

     c. Pro Forma Gabelli Woodland Fund Statement of Operations for the year ended September 30, 2004

III. Notes to Pro Forma Financial Statements (Unaudited)                     26

* THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES

I. ADDITIONAL INFORMATION ABOUT THE GABELLI WOODLAND FUND AND THE FMI WOODLAND FUND

     FOR THE GABELLI WOODLAND FUND: Incorporates by reference the portions of the Statement of Additional Information in the N-1A for the Gabelli Equity Series Funds, Inc., as filed with the SEC on January 31, 2005, that relate to the Gabelli Woodland Fund.

     FOR THE FMI WOODLAND FUND: Incorporates by reference the Statement of Additional Information in the Prospectus Supplement for the FMI Mutual Funds, Inc., dated October 9, 2004 (as supplemented), as filed pursuant with the SEC, that relate to the FMI Woodland Fund.

II. FINANCIAL STATEMENTS

     This SAI incorporates by reference (i) the Annual Report of the Gabelli Woodland Fund for the year ended September 30, 2004, (ii) the Annual Report of the FMI Woodland Fund for the year ended June 30, 2004, and (iii) the Semi-annual Report of the FMI Woodland Fund for the six months ended December 31, 2004. Each of these reports contains historical financial information regarding the Funds and have been filed with the SEC. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

     Pro forma financial statements of the FMI Woodland Fund and Gabelli Woodland Fund are provided on the following pages.


The Gabelli Woodland Small Cap Value Fund
PRO FORMA
Portfolio of Investments
September 30, 2004
(Unaudited)

                                     The FMI Woodland         The FMI Woodland
                                   Small Capitalization     Small Capitalization     The Gabelli Woodland     The Gabelli Woodland
                                        Value Fund               Value Fund          Small Cap Value Fund     Small Cap Value Fund
                                        Shares/Par              Market Value             Shares/Par                Market Value
Security Name                           Historical               Historical              Historical                Historical
                                  -------------------------------------------------------------------------------------------------

COMMON STOCKS
Aerospace
Alliant Techsystems Inc.+                      6,215                 $376,007                    1,080                  $65,340
                                                     -------------------------                         -------------------------

Agriculture
Delta & Pine Land Co.                          4,640                  124,120                      810                   21,667
                                                     -------------------------                         -------------------------

Automotive: Parts and Accessories
American Axle & Manufacturing                  5,530                  161,807                      980                   28,675
Holdings Inc.
TBC Corp.+                                     8,340                  186,316                    1,450                   32,393
                                                     -------------------------                         -------------------------
                                                                      348,123                                            61,068
                                                     -------------------------                         -------------------------

Business Services
Acxiom Corp.                                   9,950                  236,213                    1,900                   45,106
Adesa Inc.+                                   16,080                  264,194                    3,310                   54,383
Bowne & Co. Inc.                              22,440                  291,496                    4,140                   53,779
Danka Business Systems plc, ADR+              27,270                  103,626                    4,760                   18,088
HNI Corp.                                      8,760                  346,721                    1,670                   66,099
The Brink's Co.                               16,440                  495,995                    3,060                   92,320
                                                    -------------------------                          -------------------------
                                                                    1,738,245                                           329,775
                                                    -------------------------                          -------------------------

Computer Software and Services
Harland Co., John H.                           5,710                  179,009                    1,140                   35,739
Intergraph Corp.+                             19,639                  533,592                    3,952                  107,376
Plato Learning Inc.+                          15,370                  135,871                    2,670                   23,603
Stellent Inc.+                                33,240                  256,280                    6,290                   48,496
Tyler Technologies Inc.+                      15,380                  135,959                    3,030                   26,785
                                                    -------------------------                          -------------------------
                                                                    1,240,711                                           241,999
                                                    -------------------------                          -------------------------

Consumer Products
Alberto-Culver Co.                             8,260                  359,145                    1,570                   68,263
Brunswick Corp.                                8,970                  410,467                    1,810                   82,826
Church & Dwight Co. Inc.                       7,710                  216,343                    1,335                   37,460
CNS Inc.                                      22,360                  245,960                    7,950                   87,450
Jarden Corp.+                                  7,100                  259,079                    1,430                   52,181
ValueVision Media Inc., Cl. A+                19,500                  261,105                    3,390                   45,392
                                                    -------------------------                          -------------------------
                                                                    1,752,099                                           373,572
                                                    -------------------------                          -------------------------

Consumer Services
Insurance Auto Auctions Inc.+                 25,520                  437,668                    4,870                   83,520
                                                     -------------------------                         -------------------------

Diversified Industrial
Albany International Corp., Cl.A               8,850                  263,819                    1,690                   50,379
Apogee Enterprises Inc.                       37,780                  488,495                    6,590                   85,209
Carlisle Companies Inc.                        5,480                  350,336                      960                   61,373
ESCO Technologies Inc.+                        1,300                   88,088                      260                   17,617
Griffon Corp.+                                13,500                  284,850                    2,740                   57,814
Material Sciences Corp.+                      12,645                  170,581                    3,440                   46,406
Matthews International Corp., Cl. A            7,690                  260,537                    1,110                   37,607
Pentair Inc.                                  19,570                  683,189                    3,850                  134,403
Texas Industries Inc.                          6,990                  359,566                    1,410                   72,530
                                                     -------------------------                         -------------------------
                                                                    2,949,461                                           563,338
                                                     -------------------------                         -------------------------

Educational Services
Concorde Career Colleges Inc.+                 4,260                   65,476                      810                   12,450
                                                     -------------------------                         -------------------------

Energy and Utilities
ALLETE Inc.                                    5,253                  170,722                      956                   31,070
Key Energy Services Inc.+                     22,130                  244,537                    3,850                   42,543
                                                     -------------------------                         -------------------------
                                                                      415,259                                            73,613
                                                     -------------------------                         -------------------------

Entertainment
Topps Co. Inc.                                28,720                  280,882                    5,000                   48,900
                                                     -------------------------                         -------------------------

Equipment and Supplies
Tennant Co.                                    9,740                  394,762                    2,090                   84,708
Toro Co.                                       5,730                  391,359                    1,060                   72,398
                                                     -------------------------                         -------------------------
                                                                      786,121                                           157,106
                                                    -------------------------                          -------------------------

Financial Services
TCF Financial Corp.                           19,420                  588,232                    3,600                  109,044
                                                     -------------------------                         -------------------------

Food and Beverage
Del Monte Foods Co.+                          34,780                  364,842                    7,120                   74,689
Ionics Inc.+                                   9,000                  243,000                    1,580                   42,660
PepsiAmericas Inc.                            11,570                  220,987                    2,030                   38,773
Triarc Companies Inc., Cl. A                  16,740                  191,338                    2,910                   33,261
Triarc Companies Inc., Cl. B                  34,000                  389,980                    6,190                   70,999
                                                     -------------------------                         -------------------------
                                                                    1,410,147                                           260,382
                                                     -------------------------                         -------------------------

Health Care
Fisher Scientific International Inc.+          9,150                  533,719                    1,663                   97,003
Laboratory Corporation of                      8,780                  383,862                    1,680                   73,450
America Holdings+
Lifecore Biomedical Inc.+                     22,210                  155,470                    4,260                   29,820
NeighborCare Inc.+                                 -                        -                    1,400                   35,490
PolyMedica Corp.                               9,980                  307,384                    2,000                   61,600
SurModics Inc.+                               12,140                  288,325                    2,210                   52,487
Techne Corp.+                                  4,900                  187,082                      840                   32,071
                                                     -------------------------                         -------------------------
                                                                    1,855,842                                           381,921
                                                     -------------------------                         -------------------------

Hotels and Gaming
Gaylord Entertainment Co.+                    17,150                  531,650                    3,200                   99,200
Vail Resorts Inc.+                            12,840                  232,019                    2,390                   43,187
                                                     -------------------------                         -------------------------
                                                                      763,669                                           142,387
                                                     -------------------------                         -------------------------

Manufactured Housing and Recreational
Vehicles
Champion Enterprises Inc.+                    20,520                  211,151                    4,100                   42,189
                                                     -------------------------                         -------------------------

Publishing
Hollinger International Inc., Cl. A           15,260                  263,845                    2,690                   46,510
Journal Communications Inc., Cl. A            11,240                  197,150                    2,140                   37,536
                                                     -------------------------                         -------------------------
                                                                      460,995                                            84,046
                                                     -------------------------                         -------------------------

Retail
Office Depot Inc.+                            16,140                  242,584                    2,810                   42,234
The Sports Authority Inc.+                     9,242                  214,414                    1,612                   37,399
                                                     -------------------------                         -------------------------
                                                                      456,998                                            79,633
                                                     -------------------------                         -------------------------

Specialty Chemicals
Cytec Industries Inc.                          5,420                  265,309                    1,040                   50,908
Fuller (H.B.) Co.                              6,210                  170,154                    1,220                   33,428
                                                     -------------------------                         -------------------------
                                                                      435,463                                            84,336
                                                     -------------------------                         -------------------------

U.S. GOVERNMENT OBLIGATIONS
U.S. Treasury Bill, 1.700%++, 12/23/04             -                        -                  212,000                  211,195
                                                     -------------------------                         -------------------------

CASH EQUIVALENTS
US Bancorp NA DN                             472,737                  472,737                        -                        -
                                                     -------------------------                         -------------------------
Total Investments at Market Value                                 $17,169,406                                        $3,427,481
                                                     =========================                         =========================

                                                     -------------------------                         -------------------------
Total Investments at Cost                                         $12,102,495                                        $2,965,071
                                                     =========================                         =========================

The Gabelli Woodland Small Cap Value Fund
PRO FORMA
Portfolio of Investments - Continued
September 30, 2004
(Unaudited)


                                           Pro Forma        Pro Forma
                                            Combined        Combined
                                           Shares/Par     Market Value
Security Name
                                          -----------------------------

COMMON STOCKS
Aerospace
Alliant Techsystems Inc.+                      7,295          $441,347
                                                     ------------------

Agriculture
Delta & Pine Land Co.                          5,450           145,787
                                                     ------------------

Automotive: Parts and Accessories
American Axle & Manufacturing                  6,510           190,482
Holdings Inc.
TBC Corp.+                                     9,790           218,709
                                                     ------------------
                                                               409,191
                                                     ------------------

Business Services
Acxiom Corp.                                  11,850           281,319
Adesa Inc.+                                   19,390           318,577
Bowne & Co. Inc.                              26,580           345,275
Danka Business Systems plc, ADR+              32,030           121,714
HNI Corp.                                     10,430           412,820
The Brink's Co.                               19,500           588,315
                                                     ------------------
                                                             2,068,020
                                                     ------------------

Computer Software and Services
Harland Co., John H.                           6,850           214,748
Intergraph Corp.+                             23,591           640,968
Plato Learning Inc.+                          18,040           159,474
Stellent Inc.+                                39,530           304,776
Tyler Technologies Inc.+                      18,410           162,744
                                                     ------------------
                                                             1,482,710
                                                     ------------------

Consumer Products
Alberto-Culver Co.                             9,830           427,408
Brunswick Corp.                               10,780           493,293
Church & Dwight Co. Inc.                       9,045           253,803
CNS Inc.                                      30,310           333,410
Jarden Corp.+                                  8,530           311,260
ValueVision Media Inc., Cl. A+                22,890           306,497
                                                     ------------------
                                                             2,125,671
                                                     ------------------

Consumer Services
Insurance Auto Auctions Inc.+                 30,390           521,188
                                                     ------------------

Diversified Industrial
Albany International Corp., Cl.A              10,540           314,198
Apogee Enterprises Inc.                       44,370           573,704
Carlisle Companies Inc.                        6,440           411,709
ESCO Technologies Inc.+                        1,560           105,705
Griffon Corp.+                                16,240           342,664
Material Sciences Corp.+                      16,085           216,987
Matthews International Corp., Cl. A            8,800           298,144
Pentair Inc.                                  23,420           817,592
Texas Industries Inc.                          8,400           432,096
                                                     ------------------
                                                             3,512,799
                                                     ------------------

Educational Services
Concorde Career Colleges Inc.+                 5,070            77,926
                                                     ------------------

Energy and Utilities
ALLETE Inc.                                    6,209           201,792
Key Energy Services Inc.+                     25,980           287,080
                                                     ------------------
                                                               488,872
                                                     ------------------

Entertainment
Topps Co. Inc.                                33,720           329,782
                                                     ------------------

Equipment and Supplies
Tennant Co.                                   11,830           479,470
Toro Co.                                       6,790           463,757
                                                     ------------------
                                                               943,227
                                                     ------------------

Financial Services
TCF Financial Corp.                           23,020           697,276
                                                     ------------------

Food and Beverage
Del Monte Foods Co.+                          41,900           439,531
Ionics Inc.+                                  10,580           285,660
PepsiAmericas Inc.                            13,600           259,760
Triarc Companies Inc., Cl. A                  19,650           224,599
Triarc Companies Inc., Cl. B                  40,190           460,979
                                                     ------------------
                                                             1,670,529
                                                     ------------------

Health Care
Fisher Scientific International Inc.+         10,813           630,722
Laboratory Corporation of                     10,460           457,312
America Holdings+
Lifecore Biomedical Inc.+                     26,470           185,290
NeighborCare Inc.+                             1,400            35,490
PolyMedica Corp.                              11,980           368,984
SurModics Inc.+                               14,350           340,812
Techne Corp.+                                  5,740           219,153
                                                     ------------------
                                                             2,237,763
                                                     ------------------

Hotels and Gaming
Gaylord Entertainment Co.+                    20,350           630,850
Vail Resorts Inc.+                            15,230           275,206
                                                     ------------------
                                                               906,056
                                                     ------------------

Manufactured Housing and Recreational
Vehicles
Champion Enterprises Inc.+                    24,620           253,340
                                                     ------------------

Publishing
Hollinger International Inc., Cl. A           17,950           310,355
Journal Communications Inc., Cl. A            13,380           234,686
                                                     ------------------
                                                               545,041
                                                     ------------------

Retail
Office Depot Inc.+                            18,950           284,818
The Sports Authority Inc.+                    10,854           251,813
                                                     ------------------
                                                               536,631
                                                     ------------------

Specialty Chemicals
Cytec Industries Inc.                          6,460           316,217
Fuller (H.B.) Co.                              7,430           203,582
                                                     ------------------
                                                               519,799
                                                     ------------------

U.S. GOVERNMENT OBLIGATIONS
U.S. Treasury Bill, 1.700%++, 12/23/04       212,000           211,195
                                                     ------------------

CASH EQUIVALENTS
US Bancorp NA DN                             472,737           472,737
                                                     ------------------
Total Investments at Market Value                          $20,596,887
                                                     ==================

                                                     ------------------
Total Investments at Cost                                  $15,067,566
                                                     ==================


+ Non-income producing security.
++ Represents annualized yield at date of purchase.
ADR - American Depository Receipt.


The Gabelli Woodland Small Cap Value Fund
PRO FORMA
Statement of Assets and Liabilities
September 30, 2004
(Unaudited)


                                                  The FMI Woodland           The Gabelli Woodland    Pro Forma      Pro Forma
                                                  Small Cap Value Fund       Small Cap Value Fund     Adjustments    Combined
                                                  Historical                 Historical
                                            ----------------------------------------------------------------------------------

Assets:
Investments, at value                              $     17,169,405       $         3,427,481                     $20,596,887
Cash                                                                                   67,569                          67,569
Dividends receivable                                          3,467                       422                           3,889
Receivable from Advisor                                                                21,992                          21,992
Receivable for Fund shares sold                                                           356                             356
Other assets                                                                              331                             331
                                            ------------------------   -----------------------    -------------   ------------
Total Assets                                             17,172,873                 3,518,151                0     20,691,024
                                            ------------------------   -----------------------    -------------   ------------

Liabilities:
Payable for investments purchased                             1,479                       423                           1,902
Management fee                                               14,066                                                    14,065
Administration fee                                            2,813                                                     2,813
Payable for distribution fees                                                             718                             718
Payable for legal and audit fees                                                       25,416                          25,416
Payable for registration fees                                                           2,014                           2,014
Payable for shareholder communication fees                                              9,568                           9,568
Other accrued expenses                                        5,245                     3,782                           9,027
                                            ------------------------   -----------------------    -------------   ------------
Total Liabilities                                            23,602                    41,921                0         65,523
                                            ------------------------   -----------------------    -------------   ------------

Net Assets                                         $     17,149,271       $         3,476,230        $       -    $20,625,501
                                            ========================   =======================    =============   ============

Net Assets Consist of:
Capital stock, at par value                        $              -       $               272        $   1,341    $       272
Additional paid-in capital                               12,097,624                 2,812,420           (1,341)    14,910,044
Accumulated net investment loss                            (460,719)                        0                        (460,719)
Accumulated net realized gain on investments                445,455                   201,128                         646,583
Net unrealized appreciation on investments                5,066,911                   462,410                       5,529,321
                                            ------------------------   -----------------------    -------------   ------------
Total Net Assets                                   $     17,149,271       $         3,476,230        $       -    $20,625,501
                                            ========================   =======================    =============   ============

Outstanding Shares:
Class AAA (A)                                      $      1,373,202                   264,845          (32,368)     1,605,679
                                            -----------------------    -----------------------
Class A                                                                                 3,683                           3,683
                                                                       -----------------------
Class B:                                                                                   10                              10
                                                                       -----------------------
Class C:                                                                                3,240                           3,240
                                                                       -----------------------

Net Asset Value per Share:
Class AAA (A)                                      $          12.49                    $12.79                          $12.79
                                            -----------------------    ---------------========
Class A                                                                                $12.79                          $12.79
                                                                       ---------------========
Class B                                                                                $12.98 (a)                      $12.98 (a)
                                                                       ---------------========
Class C                                                                                $12.66 (a)                      $12.66 (a)
                                                                       ---------------========

Class A (Maximum offering price per share)                                             $13.57                          $13.57
                                                                       ---------------========

________________________

(a) Redemption price varies based on length of time held.

(A) Common shares of FMI Woodland are exchanged for Class AAA Shares of
    Gabelli Woodland to be established upon consummation of the merger




                                            See accompanying notes to pro forma financial statements.


The Gabelli Woodland Small Cap Value Fund
PRO FORMA
Statement of Operations
For the Twelve Months Ended September 30, 2004
(Unaudited)

                                                       The FMI Woodland     The Gabelli Woodland      Pro Forma     Pro Forma
                                                   Small Cap Value Fund     Small Cap Value Fund    Adjustments      Combined
                                                             Historical               Historical
                                                   ---------------------------------------------------------------------------

Investment Income:
Dividends                                           $           207,007        $           23,593                    $ 230,600
Interest                                                          8,842                     1,624                       10,466
                                                    ---------------------   ----------------------   -------------   ----------
Total Investment Income                                         215,849                    25,217             0        241,066
                                                    ---------------------   ----------------------   -------------   ----------
Expenses:
Investment advisory fees                                        247,121                    29,230                      276,351
Distribution fees - Class AAA                                                               7,063        61,780         68,843
Distribution fees - Class A                                                                    55                           55
Distribution fees - Class B                                                                     1                            1
Distribution fees - Class C                                                                   757                          757
Administration fee                                               45,380                                 (45,380) A           0
Operational fee                                                  28,808                                 (28,808) B           0
Legal and audit fees                                                                       32,702                       32,702
Shareholder communications expenses                                                        31,027           800  B      31,827
Registration fees                                                                          21,823           500  B      22,323
Shareholder services fees                                                                  16,959         4,000  B      20,959
Custodian fees                                                                             15,476         9,800  B      25,276
Amortization of offering expenses                                                          14,820                       14,820
Directors' fees                                                                               209           800  C       1,009
Miscellaneous expenses                                                                      3,958         4,000  B       7,958
                                                    ---------------------   ----------------------   ------------   -----------
Total Expenses Before Fees Waived and
Expenses Reimbursed by Manager                                  321,309                   174,080         7,492        502,881
                                                    ---------------------   ----------------------   ------------   -----------

Fees Waived and Expenses Reimbursed by Manager                                           (115,018)      115,018              0
                                                    ---------------------   ----------------------   ------------   -----------

Total Expenses - Net                                            321,309                    59,062       122,510        502,881
                                                    ---------------------   ----------------------   ------------   -----------

Net Investment Loss                                            (105,460)                  (33,845)     (122,510)      (261,815)
                                                    ---------------------   ----------------------   ------------   -----------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments                              6,317,304                   251,438                    6,568,742
Net change in unrealized appreciation/
  depreciation on investments                                   436,177                   302,913                      739,090
                                                    ---------------------   ----------------------   ------------   -----------

Net Realized and Unrealized Gain on Investments               6,753,481                   554,351             0     $7,307,832
                                                    ---------------------   ----------------------   ------------   -----------

Net Increase in Net Assets Resulting from
  Operations                                         $        6,648,021        $          520,506    $ (122,510)    $7,046,017
                                                    =====================   ======================   ============   ===========


A    Based on contract in effect for the Gabelli Woodland Fund.
B    Increase/Decrease due to elimination of duplicative expenses achieved by merging the Funds.
C    Based on director compensation plan for the Gabelli Woodland Fund.



                                    See accompanying notes to pro forma financial statements.

III. NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)


Pro Forma Notes of Merger between FMI Woodland Small Capitalization Value Fund and Gabelli Woodland Small Cap Value Fund
September 30, 2004


1.   General

     The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of FMI Woodland Small Capitalization Value Fund by The Gabelli Woodland Small Cap Value Fund, as if such acquisition had taken place as of September 30, 2004.

     Under the terms of the Plan of Reorganization, the combination of The Gabelli Woodland Small Cap Value Fund and FMI Woodland Small Capitalization Value Fund will be a tax free business combination and accordingly will be accounted for by a method of accounting for tax free mergers of investment companies. The acquisition will be accomplished by the acquisition of the net assets of the FMI Woodland Small Capitalization Value Fund in exchange for shares of The Gabelli Woodland Small Cap Value Fund at net asset value. The statement of assets and liabilities and the related statement of operations of The Gabelli Woodland Small Cap Value Fund and FMI Woodland Small Capitalization Value Fund have been combined as of and for the period ended September 30, 2004.

     The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedules of investments of Gabelli Woodland Small Cap Value Fund and FMI Woodland Small Cap Value Fund which are included in their respective annual reports.

     The following notes refer to the accompanying pro forma financial statements as if the above mentioned acquisition of FMI Woodland Small Cap Value Fund by The Gabelli Woodland Small Cap Value had taken place as of September 30, 2004.

2.   Organization

     The Gabelli Woodland Small Cap Value Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), which was organized on July 25, 1991 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of three separately managed investment portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on December 31, 2002.

     The FMI Woodland Small Capitalization Value Fund is a portfolio of FMI Mutual Funds, Inc., a Wisconsin open-end management investment company incorporated on May 23, 1986. FMI Mutual Funds, Inc. is registered under the Investment Company Act of 1940.

3.   Significant Accounting Policies

     The following Significant Accounting Policies reflect the policies of the Fund, which will be the accounting survivor subsequent to the consummation of the tax-free business combination of the Fund and FMI Woodland Small Capitalization Value Fund.

     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At September 30, 2004, there were no open repurchase agreements.

     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     Offering Costs. The Gabelli Woodland Small Cap Value Fund incurred offering costs of $59,443 related to the initial offering. The offering costs were amortized on a straight-line basis over twelve months starting from the date of commencement of operations.

     Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios and then among the Classes of Shares. Such allocations are made on the basis of each Portfolio's and Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the Fund's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

     The difference between book and tax basis unrealized appreciation is primarily due to deferral of losses from wash sales for tax purposes.

4.   Pro Forma Adjustments

     The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on September 30, 2004. Adjustments have been made to expenses for duplicated services that would not have been incurred if the merger took place on September 30, 2004, and to report certain expenses pursuant to the terms of the surviving fund as if such terms had been in effect for the entire fiscal year.

5.   Investment Advisory Agreement

     The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser has agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses at 2.00%, 2.00%, 2.75% and 2.75% of average daily net assets for Class AAA, Class A, Class B and Class C Shares, respectively. For the fiscal year ended September 30, 2004, the Adviser reimbursed the Fund in the amount of $115,018. The Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00%, 2.00%, 2.75% and 2.75% on an annualized basis of average daily net assets for Class AAA, Class A, Class B and Class C, respectively. The cumulative amount for which the Fund may repay the adviser is $239,617.

6.   Distribution Plan

     The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00% and 1.00%, respectively, of the average daily net assets of those Classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

7.   Investments

     At September 30, 2004, The Gabelli Woodland Small Cap Value and FMI Woodland Small Capitalization Value Fund had no capital loss carryovers.

                                     PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Indemnification of Representatives and Employees. Indemnification or limitation of liability of the Gabelli Equity Series Funds, Inc. custodian, transfer agent and distributor is provided for, respectively, in Section 4.10-4.12 of the Custodian Agreement filed herewith as Exhibit 9, Article 5 of the Transfer Service Agreement filed herewith as Exhibit 10, and Section 10 of the Distribution Agreement filed herewith as Exhibit 7(c).

     Indemnification of Officers and Directors. The basic effect of the respective indemnification provisions of the Registrant's By-Laws, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Woodland Small Cap Value Fund and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, LLC to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     In addition, Article VI, Section 3 of the Gabelli Equity Series Funds, Inc.'s charter incorporated by reference herein as Exhibit 1(a) provides as follows:

         Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the Maryland General Corporation Law, subject to the requirements of the 1940 Act that such indemnity shall not protect such person against any liability to the Corporation or a stockholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ITEM 16. EXHIBITS

  Ex. Number    Description
  ----------    -----------
       (1)(a)   Articles of Incorporation of the Registrant, dated July 25,
                1991, are incorporated by reference to Post-Effective Amendment
                No. 7 to the Registration Statement as filed with the SEC via
                EDGAR on January 28, 1998 (Accession No.
                0000950152-98-000-527)("Post-Effective Amendment No. 7").
          (b)   Articles of Amendment, dated January 28, 2000, are incorporated by reference to Post-Effective Amendment No. 10 to the
                Registration Statement as filed with the SEC via EDGAR on
                January 31, 2000 (Accession No. 0000927405-00-000032)
                ("Post-Effective Amendment No. 10").
          (c)   Articles Supplementary, dated December 27, 2002, with respect to Gabelli Equity Series Funds, Inc. are incorporated by
                reference to Post-Effective Amendment No. 14 to the
                Registration Statement as filed with the SEC via EDGAR on
                January 31, 2003 (Accession No. 0000935069-03-000085)
                ("Post-Effective Amendment No. 14").
          (d)   Articles Supplementary with respect to Gabelli Equity Series
                Funds, Inc. are incorporated by reference to Post-Effective
                Amendment No. 17 to the Registration Statement as filed with the SEC via EDGAR on January 31, 2005 ("Post-Effective
                Amendment No. 17").
          (2)   Registrant's By-laws are incorporated by reference to
                Post-Effective Amendment No. 7.
          (3)   None.
          (4)   Agreement and Plan of Reorganization, dated as of April [___],
                2005, by and among Gabelli Equity Series Funds, Inc., with respect to Gabelli Woodland Small Capitalization Value Fund, and FMI Mutual Funds, Inc., with respect to FMI Woodland Small
                Capitalization Value Fund.*
          (5)   See Exhibit 1.
       (6)(a)   Investment Advisory Agreement with Gabelli Funds, Inc., with respect to The Gabelli Small Cap Growth Fund, dated October 1,
                1991, is incorporated by reference to Post-Effective Amendment
                No. 11 to the Registration Statement as filed with the SEC via
                EDGAR on January 31, 2001 (Accession No. 0000935069-01-000048)
                ("Post-Effective Amendment No. 11").
          (b)   Investment Advisory Agreement with Gabelli Funds, Inc., with respect to The Gabelli Equity Income Fund, dated October 1,
                1991, is incorporated by reference to Post-Effective Amendment
                No. 11.
          (c)   Investment Advisory Agreement with Gabelli Funds, LLC, with respect to The Gabelli Woodland Small Cap Value Fund, dated
                December 31, 2002, is incorporated by reference to
                Post-Effective Amendment No. 14.
          (d)   Amendment No. 1 to the Investment Advisory Agreement, with respect to The Gabelli Small Cap Growth Fund, dated February
                17, 1999, is incorporated by reference to Post-Effective
                Amendment No. 11.
          (e)   Amendment No. 1 to the Investment Advisory Agreement, with respect to The Gabelli Equity Income Fund, dated February 17,
                1999, is incorporated by reference to Post-Effective Amendment
                No. 11.
          (f)   Contractual Management Fee Waiver and Expense Reimbursement
                Agreement, dated October 1, 2004, with respect to The Gabelli
                Woodland Small CapValue Fund is filed with reference to
                Post-Effective Amendment No. 17 to the Registration Statement
                as filed with the SEC via EDGAR on January 31, 2005
                ("Post-Effective Amendment No. 17").
       (7)(a)   Amended and Restated Distribution Agreement, dated January 28,
                2000, with respect to The Gabelli Equity Income Fund, is
                incorporated by reference to Post-Effective Amendment No. 10.
          (b)   Amended and Restated Distribution Agreement, dated January 28,
                2000, with respect to The Gabelli Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 10.
          (c)   Distribution Agreement, dated December 31, 2002, with respect to The Gabelli Woodland Small Cap Value Fund, is incorporated by reference to Post-Effective Amendment No. 14.
          (8)   None.
          (9)   Amended and Restated Master Custodian Agreement, dated July 2,
                2001, is incorporated by reference to Post-Effective Amendment
                No. 12 to the Registration Statement as filed with the SEC via
                EDGAR on January 29, 2002 (Accession No. 0000935069-02-000046)
                ("Post-Effective Amendment No. 12").
         (10)   Transfer Agency Agreement is incorporated by reference to
                Post-Effective Amendment No. 7.
         (11)   None.
         (12)   Opinion and Consent of counsel - Skadden, Arps, Slate, Meagher
                & Flom LLP, regarding certain tax matters.*
         (13)   None.
      (14)(a)   Consent of PricewaterhouseCoopers LLP is filed herewith.
          (b)   Consent of Ernst & Young LLP is filed herewith.
         (15)   None.
         (16)   Powers of Attorney are filed herewith.
         (17)   Form of Proxy Ballot is filed herewith.
____________
* To be filed by amendment.

ITEM 17. UNDERTAKINGS

(1) the undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a party to this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion, but in any event no later than one business day after consummation of the Reorganization.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of New York and the State of New York, on the 27th day of April, 2005.


                                             GABELLI EQUITY SERIES FUNDS, INC.


                                             By:   /s/Bruce N. Alpert
                                                ------------------------------
                                                       Bruce N. Alpert
                                                    President and Treasurer
                                                (Principal Executive Officer
                                                             and
                                                Principal Financial Officer)


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.


Signature                                            Title                              Date


/s/Bruce N. Alpert                                   President                          April 27, 2005
_________________________
Bruce N. Alpert


Mario J. Gabelli*                                    Director and Chairman              April 27, 2005
_________________________
Mario J. Gabelli                                     of the Board


John D. Gabelli*                                     Director                           April 27, 2005
_________________________
John D. Gabelli


Anthony J. Colavita*                                 Director                           April 27, 2005
_________________________
Anthony J. Colavita


Vincent D. Enright*                                  Director                           April 27, 2005
_________________________
Vincent D. Enright


Robert J. Morrissey*                                 Director                           April 27, 2005
_________________________
Robert J. Morrissey


Karl Otto Pohl*                                      Director                           April 27, 2005
_________________________
Karl Otto Pohl


Anthony R. Pustorino*                                Director                           April 27, 2005
_________________________
Anthony R. Pustorino


Anthonie C. van Ekris*                               Director                           April 27, 2005
_________________________
Anthonie C. van Ekris


Salvatore J. Zizza*                                  Director                           April 27, 2005
_________________________
Salvatore J. Zizza

*By: /s/ Bruce N. Alpert
_________________________
         Bruce N. Alpert
         Attorney-in-fact

                       SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number      Description
----------      ------------

   (14)(a)      Consent of Pricewaterhouse Coopers is filed herewith.
   (14)(b)      Consent of Ernst & Young LLP is filed herewith.
   (16)         Powers of Attorney are filed herewith.
   (17)         Form of Proxy Ballot is filed herewith.